                                                                   EXHIBIT 10.11


                           THIRD AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


                          dated as of November 20, 2003

                                      Among

                   DAIRY GROUP RECEIVABLES, L.P., as a Seller,

                 DAIRY GROUP RECEIVABLES II, L.P., as a Seller,

                 SPECIALTY GROUP RECEIVABLES, L.P., as a Seller,


                                 THE SERVICERS,

                                 THE COMPANIES,

                           THE FINANCIAL INSTITUTIONS

                                       and

                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                    as Agent

                           THIRD AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


         This Third Amended and Restated Receivables Purchase Agreement, dated as of November 20, 2003, is among Dairy Group Receivables, L.P., a Delaware limited partnership ("Dairy Group"), Dairy Group Receivables II, L.P., a Delaware limited partnership ("Dairy Group II"), Specialty Group Receivables, L.P., a Delaware limited partnership ("Specialty Group" and, together with Dairy Group and Dairy Group II, the "Sellers" and each a "Seller"), each of the parties listed on the signature pages hereof as a Servicer (the Servicers, together with the Sellers, the "Seller Parties," and each a "Seller Party"), the entities listed on Schedule A to this Agreement under the heading "Financial Institution" (together with any of their respective successors and assigns hereunder, the "Financial Institutions"), the entities listed on Schedule A to this Agreement under the heading "Company" (together with any of their respective successors and assigns hereunder, the "Companies") and Bank One, NA (Main Office Chicago), as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "Agent"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.


                             PRELIMINARY STATEMENTS

         Certain Seller Parties, certain Financial Institutions, certain Companies and the Agent are parties to that certain Receivables Purchase Agreement, dated as of June 30, 2000, as amended and restated by that certain Amended and Restated Receivables Purchase Agreement, dated as of December 21, 2001, and as further amended and restated by that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 15, 2002 and effective for all purposes as of March 31, 2002, as amended by the Amendment No. 1 thereto and Reaffirmation of Performance Undertakings, dated as of December 17, 2002, as further amended by the Amendment No. 2 thereto and Reaffirmation of Performance Undertakings, dated as of July 31, 2003, and as further amended by the Amendment No. 3 thereto and Reaffirmation of Performance Undertakings, dated as of September 2, 2003 (the "Original Agreement").

         Dairy Group and Dairy Group II have transferred and assigned pursuant to the Original Agreement, and desire to continue to transfer and assign Purchaser Interests to the Purchasers from time to time.

         Specialty Group desires to become a party to the Original Agreement as a seller and to transfer and assign Purchaser Interests to the Purchasers from time to time.

         Each of Rabobank and Wachovia desire to become a party to the Original Agreement as a Financial Institution and each of the Rabo Company and the Wachovia Company

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

desire to become a party to the Original Agreement as a Company. Credit Ag desires to no longer be a party to the Original Agreement as a Financial Institution.

         The Bank One Company desires to assign and transfer an undivided 20% interest in its, and the Wachovia Company desires to acquire an undivided 20% interest in the Bank One Company's, rights and obligations under the Original Agreement and the other Transaction Documents (including, without limitation, the Capital of the Bank One Company's Purchaser Interests) as set forth herein. The CL Company desires to assign and transfer an undivided 60% interest in its, and the Wachovia Company desires to acquire an undivided 20% interest in and the Rabo Company desires to acquire an undivided 40% interest in the CL Company's, rights and obligations under the Original Agreement and the other Transaction Documents (including, without limitation, the Capital of the CL Company's purchaser interests) as set forth herein.

         Bank One, in its capacity as a Financial Institution, desires to assign and transfer an undivided 20% interest in its, and each of Rabobank and Wachovia desires to acquire an undivided 10% interest in Bank One's, rights and obligations as a Financial Institution under the Original Agreement and the other Transaction Documents (including, without limitation, Bank One's Commitment) as set forth herein. CLNY, in its capacity as a Financial Institution, desires to assign and transfer an undivided 20% interest in its, and each of Rabobank and Wachovia desires to acquire an undivided 10% interest in CLNY's, rights and obligations as a Financial Institution under the Original Agreement and the other Transaction Documents (including, without limitation, CLNY's Commitment) as set forth herein. Credit Ag, in its capacity as a Financial Institution, desires to assign and transfer an undivided 100% interest in its, and each of Rabobank and Wachovia desires to acquire an undivided 50% interest in Credit Ag's, rights and obligations as a Financial Institution under the Original Agreement and the other Transaction Documents (including, without limitation, Credit Ag's Commitment) as set forth herein.

         Each of the parties hereto desires to increase the Purchase Limit under the Original Agreement from $400,000,000 to $500,000,000 and to increase the aggregate amount of the Commitments under the Original Agreement from $408,000,000 to $510,000,000.

         Each Company may, in its absolute and sole discretion, purchase the Purchaser Interests from the Sellers from time to time.

         In the event that any Company declines to make any purchase, such Company's Related Financial Institutions shall, at the request of the Administrative Seller, purchase Purchaser Interests that such Company declined to purchase from time to time.

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Bank One, NA (Main Office Chicago) has been requested and is willing to act as Agent on behalf of the Companies and the Financial Institutions in accordance with the terms hereof.

         The parties hereto now desire to amend and restate the Original Agreement in its entirety to read as set forth herein.


                                    AGREEMENT

         Now Therefore, in consideration of the foregoing and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that, subject to satisfaction of the conditions precedent set forth in Section 6.1 hereof, the Original Agreement is hereby amended and restated in its entirety to read as follows:

                                    ARTICLE I
                              PURCHASE ARRANGEMENTS

         Section 1.1 Purchase Facility.

                  (a) Upon the terms and subject to the conditions hereof, each Seller may, at its option, sell and assign Purchaser Interests to the Agent for the benefit of one or more of the Purchasers. In accordance with the terms and conditions set forth herein, each Company may, at its option, instruct the Agent to purchase on behalf of such Company, or if any Company shall decline to purchase, the Agent shall purchase, on behalf of such declining Company's Related Financial Institutions, Purchaser Interests from time to time in an amount not to exceed in the aggregate for all Sellers at such time (i) in the case of each Company, its Company Purchase Limit and (ii) in the aggregate, the lesser of (A) the Purchase Limit and (B) the aggregate amount of the Commitments during the period from the date hereof to but not including the Facility Termination Date.

                  (b) The Administrative Seller may, upon at least 10 Business Days' notice to the Agent, each Company and each Financial Institution, terminate in whole or reduce in part, ratably among the Financial Institutions, the unused portion of the Purchase Limit; provided that (i) any such notice shall be irrevocable, (ii) each partial reduction of the Purchase Limit shall be in an amount equal to $5,000,000 or an integral multiple thereof and (iii) the aggregate of the Company Purchase Limits for all of the Companies shall also be terminated in whole or reduced in part, ratably among the Companies, by an amount equal to such termination or reduction in the Purchase Limit.

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         Section 1.2 Increases.

                  The Administrative Seller shall provide the Agent and each Purchaser with at least two Business Days' prior notice in a form set forth as
Exhibit II hereto of each Incremental Purchase (a "Purchase Notice") to be made by a Seller. Each Purchase Notice shall be subject to Section 6.2 hereof and, except as set forth below, (i) shall be irrevocable and shall specify the requested Purchase Price (which, in the case of the initial Incremental Purchase hereunder shall not be less than $10,000,000 and in the case of subsequent Incremental Purchases shall not be less than $1,000,000), (ii) the date of purchase (which, in the case of Incremental Purchases after the initial Incremental Purchase hereunder, shall not exceed four per calendar month), (iii) in the case of an Incremental Purchase to be funded by any of the Financial Institutions, the requested Discount Rate and Tranche Period and (iv) in the case of an Incremental Purchase to be funded by the CL Company or by any Pool Company (other than an Incremental Purchase funded by such Pool Company substantially with Pooled Commercial Paper), the requested CP (Tranche) Accrual Period. Following receipt of a Purchase Notice, the Agent will promptly notify each Company of such Purchase Notice and the Agent will identify the Companies that agree to make the purchase. If any Company declines to make a proposed purchase, the Administrative Seller may cancel the Purchase Notice as to all purchasers no later than 2:00 p.m. (Chicago time) on the Business Day immediately prior to the date of purchase specified in the Purchase Notice or, in the absence of such a cancellation, the Incremental Purchase Of the Purchaser Interest, which such Company has declined to purchase, will be made by such declining Company's related Financial Institutions in accordance with the rest of this Section 1.2. If the proposed Incremental Purchase or any portion thereof is to be made by any of the Financial Institutions, the Agent shall send notice of the Proposed Incremental Purchase to the applicable Financial Institutions concurrently by telecopier, telex or cable specifying (i) the date of such Incremental Purchase, which date must be at least one Business Day after such notice is received by the applicable Financial Institutions, (ii) each Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the Financial Institutions in such Financial Institution's Purchaser Group are then purchasing and (iii) the requested Discount Rate and Tranche Period. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI and the conditions set forth in this Section 1.2, the Companies and/or the Financial Institutions, as applicable, shall use their reasonable best efforts to deposit to the Facility Account, in immediately available funds, no later than 12:00 noon (Chicago time), and in any event no later than 2:00 pm (Chicago time), an amount equal to
(i) in the case of a Company that has agreed to make such Incremental Purchase, such Company's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests of such Incremental Purchase or (ii) in the case of a Financial Institution, such Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the Financial Institutions in such Financial Institution's Purchaser Group are then purchasing. Each Financial Institution's Commitment hereunder

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

shall be limited to purchasing Purchaser Interests that the Company in such Financial Institution's Purchaser Group has declined to purchase. Each Financial Institution's obligation shall be several, such that the failure of any Financial Institution to make available to any Seller any funds in connection with any purchase shall not relieve any other Financial Institution of its obligation, if any, hereunder to make funds available on the date of such purchase, but no Financial Institution shall be responsible for the failure of any other Financial Institution to make funds available in connection with any purchase.

         Section 1.3 Decreases. The Administrative Seller shall provide the Agent with an irrevocable prior written notice in conformity with the Required Notice Period (a "Reduction Notice") of any proposed reduction of Aggregate Capital from Collections and the Agent will promptly notify each Purchaser of such Reduction Notice after Agent's receipt thereof. Such Reduction Notice shall designate (i) the date (the "Proposed Reduction Date") upon which any such reduction of Aggregate Capital shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the amount of Aggregate Capital to be reduced that shall be applied ratably to the Purchaser Interests of the Companies and the Financial Institutions in accordance with the amount of Capital (if any) owing to the Companies (ratably to each Company, based on the ratio of such Company's Capital at such time to the aggregate Capital of all the Companies at such time), on the one hand, and the amount of Capital (if any) owing to the Financial Institutions (ratably to each Financial Institution, based on the ratio of such Financial Institution's Capital at such time to the aggregate Capital of all of the Financial Institutions at such time), on the other hand (the "Aggregate Reduction"). Only one (1) Reduction Notice shall be outstanding at any time. Concurrently with any reduction of Aggregate Capital pursuant to this Section, the Sellers shall pay to the applicable Purchaser all Broken Funding Costs arising as a result of such reduction. No Aggregate Reduction will be made following the occurrence of the Amortization Date without the prior written consent of the Agent.

         Section 1.4 Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement or any other Transaction Documents shall be paid or deposited in immediately available funds in accordance with the terms hereof. Such Seller Party shall use its reasonable best efforts to pay or deposit all such amounts no later than 12:00 noon (Chicago time) on the day when due. Any such payment or deposit not received by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser, they shall be paid to such Purchaser at the "Payment Address" specified for such Purchaser on Schedule A or such other address specified in writing to each other party hereto. If such amounts are payable to the Agent, they shall be paid to the Agent at 1 Bank One Plaza, Chicago, Illinois 60670 until otherwise notified by the Agent. Upon notice to the Administrative Seller, the Agent may debit the Facility Account for all amounts due and payable hereunder. All computations of Yield, per annum fees or discount calculated as part of any

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


CP Costs, per annum fees hereunder and per annum fees under any Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder or under any other Transaction Document shall be payable on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day.


                                   ARTICLE II
                            PAYMENTS AND COLLECTIONS

         Section 2.1 Payments. Notwithstanding any limitation on recourse contained in this Agreement, the Sellers shall immediately pay to the Agent or relevant Purchaser, as applicable, when due, for the account of the relevant Purchaser or Purchasers on a full recourse basis, (i) such fees as set forth in each Fee Letter (which fees collectively shall be sufficient to pay all fees owing to the Financial Institutions and other Funding Sources), (ii) all CP Costs, (iii) all amounts payable as Yield, (iv) all amounts payable as Deemed Collections (which shall be immediately due and payable by the Sellers and applied to reduce outstanding Aggregate Capital hereunder in accordance with Sections 2.2 and 2.3 hereof), (v) all amounts required pursuant to Section 2.6,
(vi) all amounts payable pursuant to Article X, if any, (vii) all Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables, (viii) all Broken Funding Costs (any request for reimbursement of which shall be accompanied by a certificate in reasonable detail demonstrating the reasonable calculation of ay such amount) and (ix) all Default Fees (collectively, the "Obligations"). If any Person fails to pay any of the Obligations (other than the Default Fee) when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or any Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time any Seller receives any Collections or is deemed to receive any Collections, such Seller shall immediately pay such Collections or Deemed Collections to the applicable Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by such Seller for the exclusive benefit of the Purchasers and the Agent.

         Section 2.2 Collections Prior to Amortization. Prior to the Amortization Date, any Collections and/or Deemed Collections received by each Servicer shall be set aside and held in trust by such Servicer for the benefit of the Agent and the Purchasers for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2. If at any time any Collections and/or Deemed Collections are received by any Servicer prior to the Amortization Date, (i) such Servicer shall set aside the Termination Percentage (hereinafter defined) of Collections and/or Deemed Collections evidenced by the Purchaser Interests of each Terminating Financial Institution and of each Company in

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

a Terminating Financial Institution's Purchaser Group, shall set aside Collections to be used to effect any Aggregate Reduction in accordance with
Section 1.3 and shall set aside amounts necessary to pay Obligations due on the next succeeding Settlement Date and (ii) each Seller hereby requests and the Purchasers (other than any Terminating Financial Institutions and, to the extent applicable, any Company in a Terminating Financial Institution's Purchaser Group) hereby agree to make, simultaneously with such receipt, a reinvestment (each a "Reinvestment") with that portion of the balance of each and every Collection and Deemed Collection received by any Servicer that is part of any Purchaser Interest (other than any Purchaser Interests of Terminating Financial Institutions and, to the extent applicable, of any Company in a Terminating Financial Institution's Purchaser Group), such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately prior to such receipt (but giving effect to any ratable reduction thereof pursuant to application of an Aggregate Reduction). On each Settlement Date prior to the occurrence of the Amortization Date, the Servicers shall remit to the Agent's or applicable Purchaser's account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1) first, to reduce unpaid CP Costs, Yield and other Obligations and second, to reduce the Capital of all Purchaser Interests of Terminating Financial Institutions and, to the extent applicable, of each Company in a Terminating Financial Institution's Purchaser Group, applied ratably to such Terminating Financial Institution and each such Company according to its respective Termination Percentage. If such Capital, CP Costs, Yield and other Obligations shall be reduced to zero, any additional Collections received by any Servicer (i) if applicable, shall be remitted to the Agent's or applicable Purchaser's account to the extent required to fund any Aggregate Reduction on such Settlement Date and (ii) any balance remaining thereafter shall be remitted from such Servicer to the Sellers on such Settlement Date. Such Servicer shall use its reasonable best efforts to remit all deposit amounts in the Agent's or applicable Purchaser's account no later than 12:00 noon (Chicago time) on such Settlement Date. Any such amounts not received by Agent or the applicable Purchaser by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day. Each Terminating Financial Institution and each Company in such Terminating Financial Institution's Purchaser Group shall be allocated a ratable portion of Collections from its Termination Date until, with respect to a Terminating Financial Institution, such Terminating Financial Institution's Capital, if any, shall be paid in full and, with respect to a related Company
(i) if any Related Financial Institution with respect to such Company continues to exist, the Capital of such Company is equal to the Company Purchase Limit (as reduced pursuant to Section 4.6(b)) of such Company or (ii) if there are no Related Financial Institutions with respect to such Company, the Capital of such Company shall be paid in full. The applicable ratable portion shall be calculated, with respect to any Terminating Financial Institution or applicable Company, on the Termination Date of each Terminating Financial Institution or

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

applicable Company as a percentage equal to (i) the Capital of such Terminating Financial Institution or applicable Company outstanding on its Termination Date, divided by (ii) the Aggregate Capital outstanding on such Termination Date (the "Termination Percentage"). Each Terminating Financial Institution's and applicable Company's Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution's and each applicable Company's Capital shall be reduced ratably with all Financial Institutions and Companies in accordance with Section 2.3.

         Section 2.3 Collections Following Amortization. On the Amortization Date and on each day thereafter, the Servicers shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections received on such day and an additional amount for the payment of any accrued and unpaid Aggregate Unpaids owed by the Sellers and not previously paid by the Sellers in accordance with Section 2.1. On and after the Amortization Date, the Servicers shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Agent (i) remit to the Agent's or applicable Purchaser's account the amounts set aside pursuant to the preceding sentence, and (ii) apply such amounts to reduce the Capital associated with each such Purchaser Interest and any other Aggregate Unpaids.

         Section 2.4 Application of Collections. If there shall be insufficient funds on deposit for the Servicers to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.2 or 2.3 (as applicable), the Servicers shall distribute funds to the applicable payee:

                  first, to the payment of each Servicer's reasonable actual out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables, including the Servicing Fee, provided no Seller nor any of its Affiliates is then acting as a Servicer, second, to the reimbursement of the Agent's and the Purchasers' costs of collection and enforcement of this Agreement,

                  third, ratably to the payment of all accrued and unpaid fees under the Fee Letters, CP Costs and Yield,

                  fourth, (to the extent applicable) to the ratable reduction of the Aggregate Capital (without regard to any Termination Percentage),

                  fifth, for the ratable payment of all other unpaid Obligations, provided that to the extent such Obligations relate to the payment of Servicer costs and expenses,

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         including the Servicing Fee, when any Seller or any of its Affiliates is acting as a Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and sixth, after the Aggregate Unpaids have been indefeasibly reduced to zero, to the Administrative Seller for ratable distribution to the Sellers.

                  Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Section 2.4 above, shall be shared ratably (within each priority) among the Agent and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

         Section 2.5 Payment Rescission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Each Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such rescission, return or refund) the full amount thereof, plus the Default Fee from the date of any such rescission, return or refunding.

         Section 2.6 Maximum Purchaser Interests. Each Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, the Sellers shall pay to the Purchasers (ratably based on the ratio of each Purchaser's Capital at such time to the Aggregate Capital at such time) within one (1) Business Day an amount to be applied to reduce the Aggregate Capital, such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%.

         Section 2.7 Clean Up Call. In addition to the Sellers' rights pursuant to Section 1.3, the Sellers shall have the right, upon two Business Days' prior written notice to the Agent and the Purchasers, at any time following the reduction of the Aggregate Capital to a level that is less than 20.0% of the original Purchase Limit hereunder, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids (including any Broken Funding Costs arising as a result of such repurchase) through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Agent.

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                   ARTICLE III
                                 COMPANY FUNDING

         Section 3.1 CP Costs. The Sellers shall pay CP Costs with respect to the Capital associated with each Purchaser Interest of the Companies for each day that any Capital in respect of any such Purchaser Interest is outstanding. Each Purchaser Interest of any Pool Company funded substantially with Pooled Commercial Paper will accrue CP Costs each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by the applicable Pool Company and funded substantially with Pooled Commercial Paper. Each Purchaser Interest of the CL Company and each Purchaser Interest of any Pool Company not funded substantially with Pooled Commercial Paper shall accrue CP Costs for each day during its CP (Tranche) Accrual Period at the rate determined in accordance with the definition of "Company Costs" set forth in Exhibit I.

         Section 3.2 CP Costs Payments. On each Settlement Date relating to a CP (Tranche) Accrual Period, the Sellers shall pay to the applicable Company an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital associated with all Purchaser Interests of such Company for the related CP (Tranche) Accrual Period in accordance with Article II.

         Section 3.3 Calculation of Pool Company Costs. On the third Business Day immediately preceding each Settlement Date relating to a CP (Pool) Accrual Period, each Pool Company shall calculate the aggregate amount of its Company Costs with respect to all Purchaser Interests funded substantially with Pooled Commercial Paper for the applicable CP (Pool) Accrual Period and shall notify the Administrative Seller of such aggregate amount of such Company Costs due and payable on such Settlement Date.

         Section 3.4 Selection and Calculation of CP (Tranche) Accrual Periods.

                  (a) In the case of Purchaser Interests of each Pool Company, the Administrative Seller shall (and following the occurrence and during the continuance of a Potential Amortization Event or an Amortization Event, shall with consultation from, and approval by, each Pool Company), from time to time request CP (Tranche) Accrual Periods for the Purchaser Interests of each Pool Company other than those funded substantially with Pooled Commercial Paper, provided, that (i) the consent of the Agent and each Purchaser shall be required, (ii) the Administrative Seller must elect CP (Tranche) Accrual Periods for all Purchaser Interests of each Pool Company, such that after giving effect to such election, no Purchaser Interest of any Pool Company is funded with Pooled Commercial Paper and (iii) the Administrative Seller may only make such election once hereunder. In the case of

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Purchaser Interests of the CL Company, the Administrative Seller shall, with consultation from, and approval by, the CL Company (such approval not to be unreasonably withheld), from time to time request CP (Tranche) Accrual Periods for the Purchaser Interests of the CL Company.

                  (b) The Administrative Seller or the applicable Company, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a CP (Tranche) Accrual Period (the "Terminating CP Tranche") for any Purchaser Interest, may, effective on the last day of the Terminating CP
Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating CP Tranche ending on the same day as such Terminating CP Tranche or (iii) combine any such Purchaser Interest with a new Purchaser Interest (other than a Purchaser Interest funded substantially with Pooled Commercial Paper) to be purchased on the day such Terminating CP Tranche ends, provided, that in no event may a Purchaser Interest of any Purchasers be combined with a Purchaser Interest of any other Purchaser.

                  (c) The Administrative Seller shall, at least three (3) Business Days prior to the expiration of any Terminating CP Tranche, give the applicable Company (or its agent) irrevocable notice of the new CP (Tranche) Accrual Period associated with such Terminating CP Tranche and the amount of Capital to be allocated to such new CP (Tranche) Accrual Period. The Administrative Seller shall use its reasonable best efforts to give such notice such that the applicable Company (or its agent) receives it no later than 12:00 noon (Chicago time) on the day such request is being made. Any such request not received by the applicable Company by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day.

                                   ARTICLE IV
                          FINANCIAL INSTITUTION FUNDING


         Section 4.1 Financial Institution Funding. Each Purchaser Interest of the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until the Administrative Seller gives notice to the Agent of another Discount Rate in accordance with Section 4.4, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate. If any Purchaser Interest of any Company is assigned or transferred to, or funded by, any Funding Source of such Company pursuant to any Funding Agreement or to or by any other Person, each such Purchaser Interest so assigned, transferred or funded shall each be deemed to have a new Tranche Period commencing on the date of any such transfer or funding and shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Prime Rate in accordance with the terms and conditions hereof as if each such Purchaser Interest was held by a Financial Institution, and with respect to each such Purchaser Interest, the transferee thereof or lender with respect thereto shall be deemed to be a Financial Institution in the transferring Company's Purchaser Group for purposes hereof; provided that until the Administrative Seller gives notice to the Agent of another Discount Rate in accordance with
Section 4.4, the initial Discount Rate for any Purchaser Interest so transferred shall be the Prime Rate.

         Section 4.2 Yield Payments. On the Settlement Date for each Purchaser Interest of the Financial Institutions, the Sellers shall pay to the applicable Financial Institutions an aggregate amount equal to the accrued and unpaid Yield for the entire Tranche Period of each such Purchaser Interest in accordance with
Article II.

         Section 4.3 Selection and Continuation of Tranche Periods.

                  (a) In the case of Purchaser Interests of any Financial Institution in the Purchaser Group of the Bank One Company, the Administrative Seller shall (and following the occurrence and during the continuance of a Potential Amortization Event or an Amortization Event, shall with consultation from, and approval by, the applicable Financial Institution), from time to time request Tranche Periods for the Purchaser Interests of such Financial Institutions. In the case of Purchaser Interests of any Financial Institution in the Purchaser Group of any Company other than the Bank One Company, the Administrative Seller shall, with consultation from, and approval by, the applicable Financial Institution (such approval not to be unreasonably withheld), from time to time request Tranche Periods for the Purchaser Interests of such Financial Institution. Notwithstanding the foregoing provisions of this subsection (a), if at any time the Financial Institutions shall have a Purchaser Interest, the Administrative Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Settlement Date.

                  (b) The Administrative Seller or the applicable Financial Institution, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a Tranche Period (the "Terminating Tranche") for any Purchaser Interest, may, effective on the last day of the Terminating
Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Purchaser Interest with a new Purchaser Interest to be purchased on the day such Terminating Tranche ends, provided, that in no event may a Purchaser Interest of any Purchasers be combined with a Purchaser Interest of any other Purchaser.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         Section 4.4 Financial Institution Discount Rates. The Administrative Seller may select the LIBO Rate or the Prime Rate for each Purchaser Interest of the Financial Institutions. The Administrative Seller shall: (i) at least three
(3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and
(ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give the applicable Financial Institution irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. The Administrative Seller shall use its reasonable best efforts to give such notice such that the applicable Financial Institution receives it no later than 12:00 noon (Chicago time) on the day such request is being made. Any such request not received by the applicable Financial Institution by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day. Until the Administrative Seller gives notice to the applicable Financial Institution of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof (or transferred to, or funded by, any Funding Source pursuant to any Funding Agreement or to or by any other Person) shall be the Prime Rate.

         Section 4.5 Suspension of the LIBO Rate.

                  (a) If any Financial Institution notifies the Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution's Purchaser Group at the LIBO Rate would violate any applicable law, rule, regulation or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at the LIBO Rate are not available or (ii) the LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at the LIBO Rate, then the Agent shall suspend the availability of the LIBO Rate for the Financial Institutions in such Financial Institution's Purchaser Group and require Seller to select the Prime Rate for any Purchaser Interest funded by the Financial Institutions in such Financial Institution's Purchaser Group accruing Yield at the LIBO Rate.

                  (b) If less than all of the Financial Institutions in such Financial Institution's Purchaser Group give a notice to the Agent pursuant to
Section 4.5(a), each Financial Institution which gave such a notice shall be obliged, at the request of the Administrative Seller, the Company in such Financial Institution's Purchaser Group or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution in such Financial Institution's Purchaser Group or (ii) another funding entity nominated by the Administrative Seller or the Agent that is acceptable to the Company in such Financial Institution's Purchaser Group and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

that (i) the notifying Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions in such Financial Institution's Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution's Purchaser Group, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).

         Section 4.6 Extension of Liquidity Termination Date.

                  (a) The Administrative Seller may request one or more 364-day extensions of the Liquidity Termination Date then in effect by giving written notice of such request to the Agent (each such notice an "Extension Notice") at least 60 days prior to the Liquidity Termination Date then in effect. After the Agent's receipt of any Extension Notice, the Agent shall promptly advise each Financial Institution of such Extension Notice. Each Financial Institution may, in its sole discretion, by a written irrevocable notice (a "Consent Notice") given to the Agent on or prior to the 30th day prior to the Liquidity Termination Date then in effect (such period from the date of the Extension Notice to such 30th day being referred to herein as the "Consent Period"), consent to such extension of such Liquidity Termination Date; provided, however, that such extension shall not be effective with respect to a Financial Institution if such Financial Institution: (i) notifies the Agent during the Consent Period that such Financial Institution does not wish to consent to such extension or (ii) fails to respond to the Agent within the Consent Period (each Financial Institution that does not wish to consent to such extension or fails to respond to the Agent within the Consent Period is herein referred to as a "Non-Renewing Financial Institution"). If at the end of the Consent Period, there is no Non-Renewing Financial Institution then, the Liquidity Termination Date shall be irrevocably extended until the date that is 364 days after the Liquidity Termination Date then in effect. If at the end of the Consent Period there is a Non-Renewing Financial Institution, then unless such Non-Renewing Financial Institution assigns its rights and obligations hereunder pursuant to
Section 4.6(b) (each such Non-Renewing Financial Institution whose rights and obligations under this Agreement and the other applicable Transaction Documents are not so assigned is herein referred to as a "Terminating Financial Institution"), the then existing Liquidity Termination Date shall be extended for an additional 364 days with respect to all Financial Institutions other than the Terminating Financial Institution; provided, however, that (i) the Purchase Limit shall be reduced on the Termination Date applicable to each Terminating Financial Institution by an aggregate amount equal to the Terminating Commitment Availability of each Terminating Financial Institution and shall thereafter continue to be reduced by amounts equal to any reduction in the Capital of any Terminating Financial Institution (after application of Collections pursuant to Sections 2.2 and 2.3), (ii) the Company Purchase Limit of each Company shall be reduced by the aggregate amount of the Terminating Commitment

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Amount of each Terminating Financial Institution in such Company's Purchaser Group and (iii) the Commitment of each Terminating Financial Institution shall be reduced to zero on the Termination Date applicable to such Terminating Financial Institution. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a "Financial Institution"; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.

                  (b) Upon receipt of notice from the Agent pursuant to Section 4.6(a) of any Non-Renewing Financial Institution, one or more of the Financial Institutions (including any Non-Renewing Financial Institution) may proffer to the Agent and the Company in such Non-Renewing Financial Institution's Purchaser Group the names of one or more institutions meeting the criteria set forth in
Section 12.1(b)(i) that are willing to accept assignments of and assume the rights and obligations under this Agreement and the other applicable Transaction Documents of the Non-Renewing Financial Institution. Provided the proffered name(s) are acceptable to the Agent and the Company in such Non-Renewing Financial Institution's Purchaser Group, the Agent shall notify the remaining Financial Institutions of such fact, and the then existing Liquidity Termination Date shall be extended for an additional 364 days upon satisfaction of the conditions for an assignment in accordance with Section 12.1, and the Commitment of each Non-Renewing Financial Institution shall be reduced to zero.

                  (c) Any requested extension may be approved or disapproved by a Financial Institution in its sole discretion. In the event that the Commitments are not extended in accordance with the provisions of this Section 4.6, the Commitment of each Financial Institution shall be reduced to zero on the Liquidity Termination Date. Upon reduction to zero of the Commitment of a Financial Institution and upon reduction to zero of the Capital of all of the Purchaser Interests of such Financial Institution all rights and obligations of such Financial Institution hereunder shall be terminated and such Financial Institution shall no longer be a "Financial Institution"; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Financial Institution prior to its termination as a Financial Institution.


                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         Section 5.1 Representations and Warranties of the Seller Parties. Each Seller Party hereby represents and warrants to the Agent and the Purchasers, as to itself, as of the date hereof and as of the date of each Incremental Purchase and the date of each Reinvestment that:

                  (a) Corporate Existence and Power. Such Seller Party is a corporation, limited liability company or limited partnership duly organized and validly existing in good standing under the laws of its state of organization. Each such Seller Party is duly qualified to do business and is in good standing as a foreign corporation or entity, and has and holds all corporate or other power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except to the extent that the failure to so qualify or hold could not reasonably be expected to have a Material Adverse Effect.

                  (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of each Seller, such Seller's use of the proceeds of purchases made hereunder, are within its corporate or other powers and authority and have been duly authorized by all necessary corporate or other action on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

                  (c) No Conflict. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws (or equivalent organizational documents) or any shareholder agreements, voting trusts or similar arrangements applicable to its authorized shares or other equity interests, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Document to which it is a party and the performance of its obligations hereunder and thereunder.

                  (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body.

                  (f) Binding Effect. This Agreement and each other Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) Accuracy of Information. All information heretofore furnished by or on behalf of such Seller Party or any of its Affiliates to the Agent or the Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by or on behalf of such Seller Party or any of its Affiliates to the Agent or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances made or presented.

                  (h) Use of Proceeds. No proceeds of any purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction that is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (i) Good Title. Immediately prior to each purchase hereunder, each Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect each Seller's ownership interest in each of its Receivables, its Collections and the Related Security.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Agent for the benefit of the relevant Purchaser or Purchasers (and the Agent for the benefit of such Purchaser or Purchasers shall acquire from each Seller) a valid and perfected first priority undivided percentage ownership or security interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Purchasers) ownership or security interest in the Receivables, the Related Security and the Collections.

                  (k) Jurisdiction of Organization; Places of Business, etc.
Exhibit III correctly sets forth such Seller Party's legal name, jurisdiction of organization, Federal Employer's Identification Number and State Organizational Identification Number. Such Seller Party's principal places of business and chief executive office and the offices where such Seller Party keeps all of its Records are located at the address(es) listed on Exhibit III, or such other locations of which the Agent has been notified in accordance with Section 7.2(a) in jurisdictions where all action required by Section 14.4(a) has been taken and completed. Such Seller Party has not within the period of six months prior to the date hereof, (i) changed its location (as defined in Section 9-307 of the UCC), except as set forth on Exhibit III or (ii) changed its legal name (except as set forth on Exhibit III), corporate structure or become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person. Each Seller is a Delaware limited partnership and is a "registered organization" (within the meaning of Section 9-102 of the UCC in effect in the State of Delaware).

                  (l) Collections. the conditions and requirements set forth in
Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. the names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of each seller at each Collection Bank and the post office box number of each Lock-box, are listed on Exhibit IV. No Seller has granted any Person, other than the Agent as contemplated by this Agreement, dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-box or Collection Account, or the right to take dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                  (m) Material Adverse Effect. (i) Each of the Initial Servicers represents and warrants that since December 31, 1999, and each of the Additional Servicers represents and warrants that since December 31, 2000, and each of the Dean Entities represents and

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

warrants that since May 31, 2001, and each of the New Entities represents and warrants that since December 31, 2002, no event has occurred that would have a material adverse effect on the financial condition or operations of such Servicer and its Subsidiaries taken as a whole, or the ability of such Servicer to perform its obligations under this Agreement, and (ii) Dairy Group represents and warrants that since June 30, 2000, and Dairy Group II represents and warrants that since May 14, 2002, and Specialty Group represents and warrants that since November 20, 2003, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of such Seller, (B) the ability of such Seller to perform its obligations under the Transaction Documents or (C) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  (n) Names. In the past five (5) years, no Seller has used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and, in the case of Dairy Group, other than Suiza Receivables, L.P.

                  (o) Ownership of Sellers. (i) Suiza Dairy Group, L.P. and Provider own, directly or indirectly, 100% of the limited partnership interests and 99.9% of the partnership interests of Dairy Group, free and clear of any Adverse Claim (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement). Dairy Group Receivables GP, LLC (f/k/a Suiza Receivables GP, LLC) is the general partner of Dairy Group and owns, directly or indirectly, 100% of the general partnership interests and 0.1% of the partnership interests of Dairy Group, free and clear of any Adverse Claim (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement). There are no options or other rights to acquire any partnership interest of Dairy Group. 100% of the membership interests of Dairy Group Receivables GP, LLC are owned, directly or indirectly by Provider.

                           (ii) Dean Holding Company and Provider own, directly
or indirectly, 100% of the limited partnership interests and 99.9% of the partnership interests of Dairy Group II, free and clear of any Adverse Claim (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement). Dairy Group Receivables GP II, LLC is the general partner of Dairy Group II and owns, directly or indirectly, 100% of the general partnership interests and 0.1% of the partnership interests of Dairy Group II, free and clear of any Adverse Claim (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement). There are no options or other rights to acquire any partnership interest of Dairy Group II. 100% of the membership interests of Dairy Group Receivables GP II, LLC are owned, directly or indirectly by Provider.

                           (iii) Dean Holding Company and Provider own, directly
or indirectly, 100% of the limited partnership interests and 99.9% of the partnership interests

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

of Specialty Group, free and clear of any Adverse Claim (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement). Specialty Group Receivables GP, LLC is the general partner of Specialty Group and owns, directly or indirectly, 100% of the general partnership interests and 0.1% of the partnership interests of Specialty Group, free and clear of any Adverse Claim (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement). There are no options or other rights to acquire any partnership interest of Specialty Group. 100% of the membership interests of Specialty Group Receivables GP, LLC are owned, directly or indirectly by Provider.

                  (p) Not a Holding Company or an Investment Company. Such Seller Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                  (q) Compliance with Law. Such Seller Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with any Writing or Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Writing or Contract is in violation of any such law, rule or regulation.

                  (r) Compliance with Credit and Collection Policies. Such Seller Party has complied in all material respects with its Credit and Collection Policy with regard to each Receivable and any related Writing or Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Agent has been notified in accordance with Section 7.1(a)(vii).

                  (s) Payments to Originators and Morningstar. With respect to each Receivable transferred to the applicable Seller by each Originator under the Receivables Sale Agreement to which it is a party, such Seller has given reasonably equivalent value to such Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under any Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended. With respect to each Receivable transferred to MRC by Morningstar under the Transfer Agreement, MRC has given reasonably equivalent value to Morningstar in consideration therefor and such transfer was

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

not made for or on account of an antecedent debt. No transfer by Morningstar of any Receivable under the Transfer Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended.

                  (t) Enforceability of Contracts. Each Contract, if any, with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (u) Eligible Receivables. Each Receivable included in the Net Receivables Balance as an Eligible Receivable on the date of its purchase under the applicable Receivables Sale Agreement was an Eligible Receivable on such purchase date.

                  (v) Net Receivables Balance. Each Seller has determined that, immediately after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the Aggregate Reserves.

                  (w) Accounting. The manner in which such Seller Party accounts for the transactions contemplated by this Agreement, each Receivables Sale Agreement and the Transfer Agreement does not jeopardize the true sale analysis.

         Section 5.2 Financial Institution Representations and Warranties. Each Financial Institution hereby represents and warrants to the Agent and the Company in such Financial Institution's Purchaser Group that:

                  (a) Existence and Power. Such Financial Institution is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

                  (b) No Conflict. The execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets, except, in any case, where such contravention or violation could not reasonably be expected to have a material adverse effect on (i) the financial condition or operations of such Financial Institution, (ii) the ability of such Financial Institution to perform its obligations under this Agreement or (iii) the legality, validity or enforceability of this Agreement. This Agreement has been duly authorized, executed and delivered by such Financial Institution.

                  (c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder, except that has already been received.

                  (d) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


                                   ARTICLE VI
                             CONDITIONS OF PURCHASES

         Section 6.1 Conditions Precedent to Initial Incremental Purchase. The effectiveness of this Agreement is subject to the conditions precedent that (a) the Agent shall have received on or before the date hereof those documents listed on Schedule B and (b) the Agent and the Purchasers shall have received all fees and expenses required to be paid on or prior to the date hereof pursuant to the terms of this Agreement and the Fee Letters.

         Section 6.2 Conditions Precedent to All Purchases and Reinvestments. Each purchase of a Purchaser Interest and each Reinvestment shall be subject to the further conditions precedent that (a) in the case of each such purchase or
Reinvestment: (i) the Servicers shall have delivered to the Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent, all Periodic Reports, including, without limitation, the most recent Periodic Report as and when due under Section 8.5, and (ii) upon the Agent's request, the Servicers shall have delivered to the Agent at least three (3) days prior to such purchase or Reinvestment an interim Monthly Report showing the amount of Eligible Receivables; (b) the Facility Termination Date shall not have occurred;
(c) the Agent shall have received such other approvals, opinions or documents as it may reasonably

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

request and (d) on the date of each such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by Seller that such statements are then true):

                  (i) the representations and warranties set forth in Section
5.1 are true and correct on and as of the date of such Incremental Purchase or Reinvestment as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute a Potential Amortization Event; and

                  (iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%.

It is expressly understood that each Reinvestment shall, unless otherwise directed by the Agent or any Purchaser, occur automatically on each day that any Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of any Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of any Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Agent, which right may be exercised at any time on demand of the Agent, to rescind the related purchase and direct the Sellers to pay to the Agent for the benefit of the Purchasers an amount equal to the Collections prior to the Amortization Date that shall have been applied to the affected Reinvestment.


                                   ARTICLE VII
                                    COVENANTS

         Section 7.1 Affirmative Covenants of the Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

                  (a) Financial Reporting. Such Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Agent and each Financial Institution:

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                           (i) Annual Reporting. Within 90 days after the close of each of its respective fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for Provider for such fiscal year certified in a manner acceptable to the Agent by independent public accountants acceptable to the Agent.

                           (ii) Quarterly Reporting. Within 45 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, (A) consolidated balance sheets of Provider and its Subsidiaries as at the close of each such period, (B) consolidated statements of income and retained earnings and a statement of cash flows for Provider for the period from the beginning of such fiscal year to the end of such quarter, (C) the balance sheet of each Seller as at the close of each such period and (D) statements of income and retained earnings and a statement of cash flows for each Seller, all certified by its respective chief financial officer or treasurer.

                           (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by an Authorized Officer of the Seller Parties and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                           (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of such Seller Party, to the extent not available electronically, copies of all financial statements, reports and proxy statements so furnished.

                           (v) S.E.C. Filings. Promptly upon the filing thereof, to the extent not available electronically, copies of all annual, quarterly, monthly or other regular reports that Provider or any of its Subsidiaries files with the Securities and Exchange Commission.

                           (vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent, copies of the same.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                           (vii) Change in Credit and Collection Policies. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to any Credit and Collection Policy, a copy of such Credit and Collection Policy then in effect and a notice
         (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent's and the Required Purchasers' consent thereto.

                           (viii) Copies of Dean Credit Agreement Amendments. Promptly after execution thereof, copies of each amendment to the Dean Credit Agreement as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement."

                           (ix) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as the Agent may from time to time reasonably request in order to protect the interests of the Agent and the Purchasers under or as contemplated by this Agreement.

                  (b) Notices. Such Seller Party will notify the Agent and each Financial Institution in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                           (i) Amortization Events or Potential Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.

                           (ii) Judgment and Proceedings. (A) (1) The entry of any judgment or decree against Provider or any Servicer or any of its respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Provider or such Servicer and its respective Subsidiaries could reasonably be expected to have a Material Adverse Effect, and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against Provider that, if adversely determined, could reasonably be expected to have a Material Adverse Effect, or against any Servicer; and (B) the entry of any judgment or decree or the institution

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         of any litigation, arbitration proceeding or governmental proceeding against any Seller.

                           (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                           (iv) Termination Date. The occurrence of the
         "Termination Date" under and as defined in each Receivables Sale Agreement.

                           (v) Defaults Under Other Agreements. The occurrence of a default or an event of default under any other financing arrangement pursuant to which such Seller Party is a debtor or an obligor that could reasonably be expected to have a Material Adverse Effect.


                  (c) Compliance with Laws and Preservation of Corporate Existence. Such Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject if noncompliance with any such law, rule, regulation, order, writ, judgment, injunction, decree or award could reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain qualified could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.


                  (d) Audits. Such Seller Party will furnish to the Agent (with the Agent providing copies thereof to each Financial Institution, subject to the Agent receiving any necessary consents to disclosure) from time to time such information with respect to it and the Receivables as the Agent or the Required Purchasers may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Agent upon reasonable notice, permit the Agent, or its agents or representatives (and shall cause each Originator and Morningstar) to permit the Agent or its agents or representatives), (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Writings or Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Transaction Documents or any Person's performance under the Writings or Contracts and, in each case, with any of the officers or employees of any Seller Party having knowledge of such matters. All such examinations and visits shall be at the sole cost of such Seller Party; provided, however, that (i) for so long as no Amortization Event or Potential Amortization Event shall have occurred and be continuing and (ii) the result of the immediately preceding examination and/or visit of such Seller Party shall have been reasonably satisfactory to the Agent, such cost shall be borne by such Seller Party not more than twice per calendar year in 2004 and once per calendar year thereafter (although in no event shall the foregoing be construed to limit the Agent or its agents or representatives to one such examination and/or visit during such calendar year period with respect to such Seller Party, provided, that if the Agent or its agents or representatives fails to make any such examination and/or visit during any calendar year period, any Financial Institution or its agent or representatives may make such examination and/or visit in the Agent's stead). Such Seller Party agrees that one of the two audits to be completed in calender year 2004 shall be completed by March 31, 2004.

                  (e) Keeping and Marking of Records and Books.

                           (i) The Servicers will (and will cause each Originator and Morningstar to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicers will (and will cause each Originator and Morningstar to) give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                           (ii) Such Seller Party will (and will cause each Originator and Morningstar to) (A) on or prior to June 30, 2000 with respect to any Seller Party or Originator (other than GTL, Tuscan Dairies, each Dean Entity, each New Entity, Dairy Group II and Specialty Group), on or prior to June 28, 2001 with respect to GTL and Tuscan Dairies, on or prior to December 21, 2001 with respect to any Seller Party or Originator that is a Dean Entity, on or prior to May 15, 2002 with respect to Dairy Group II, and on and prior to the date hereof with respect to each New Entity and Specialty Group mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Agent, describing the Purchaser Interests and (B) upon the

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         request of the Agent following the occurrence and during the continuance of an Amortization Event (x) mark each Writing or Contract with a legend describing the Purchaser Interests and (y) deliver to the Agent all Writings and Contracts (including, without limitation, all multiple originals of any such Writing or Contract) relating to the Receivables.

                  (f) Compliance with Contracts and Credit and Collection Policies. Such Seller Party will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with its respective Credit and Collection Policy in regard to each Receivable and any related Contract.

                  (g) Performance and Enforcement of Receivables Sale Agreements. Each Seller will, and will require each Originator party thereto to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement to which it is a party, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to such Seller under such Receivables Sale Agreement. Each Seller will require MRC to perform its obligations and undertakings under the Transfer Agreement, to purchase Receivables thereunder in strict compliance with the terms thereof and to vigorously enforce the rights and remedies accorded to it under the Transfer Agreement. Each Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement to which it is a party as the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in such Receivables Sale Agreement and requiring MRC to make claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transfer Agreement.

                  (h) Ownership. Each Seller will (or will cause each Originator to) take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement to which it is a party irrevocably in such Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent and the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect such Seller's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of such Seller therein as the Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Purchasers as the Agent may reasonably request).

                  (i) Purchasers' Reliance. Each Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon such Seller's identity as a legal entity that is separate from the Originators. Therefore, from and after June 30, 2000 (or, May 15, 2002, in the case of Dairy Group II and the date hereof, in the case of Specialty Group), each Seller shall take all reasonable steps, including, without limitation, all steps that the Agent or any Purchaser may from time to time reasonably request, to maintain such Seller's identity as a separate legal entity and to make it manifest to third parties that such Seller is an entity with assets and liabilities distinct from those of the Originators and any Affiliates thereof and not just a division of an Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, each Seller will:

                                    (A) conduct its own business in its own name
         and require that all full-time employees of such Seller, if any, identify themselves as such and not as employees of any Originator or any Affiliate thereof (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as such Seller's employees);

                                    (B) compensate all employees, consultants
         and agents directly, from such Seller's own funds, for services provided to such Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of such Seller is also an employee, consultant or agent of any Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between such Seller and Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to such Seller and such Originator or such Affiliate, as applicable;

                                    (C) clearly identify its offices (by signage
         or otherwise) as its offices and, if such office is located in the

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         offices of any Originator or any Affiliate thereof, allocate fairly any overhead for shared office space;

                                    (D) have a separate telephone number or
         extension, which will be answered only in its name and separate stationery, invoices and checks in its own name;

                                    (E) conduct all transactions with the
         Originators and the Servicers (including, without limitation, any delegation of its obligations hereunder as Servicers) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between such Seller and each Originator (or any Affiliate thereof) on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                                    (F) at all times have as its general partner
         a limited liability company having at least one Independent Manager;

                                    (G) observe all corporate and/or limited
         partnership formalities as a distinct entity, and ensure that all corporate and/or limited partnership actions relating to (A) the selection, maintenance or replacement of the general partner, (B) the dissolution or liquidation of such Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by the Independent Manager of the general partner;

                                    (H) maintain such Seller's books and records
         separate from those of each Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of such Originator and any Affiliate thereof;

                                    (I) prepare its financial statements
         separately from those of each Originator and Morningstar and insure that any consolidated financial statements of such Originator or any Affiliate thereof that include such Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that such Seller is a separate corporate entity and that its

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         assets will be available first and foremost to satisfy the claims of the creditors of such Seller;

                                    (J) except as herein specifically otherwise
         provided, maintain the funds or other assets of such Seller separate from, and not commingled with, those of any Originator or any Affiliate thereof and only maintain bank accounts or other depository accounts to which such Seller alone is the account party and from which such Seller alone (or the Agent hereunder) has the sole power to make withdrawals;

                                    (K) pay all of such Seller's operating
         expenses from such Seller's own assets (except for certain payments by the Originators or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

                                    (L) operate its business and activities such
         that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement to which it is a party (it being understood that Dairy Group, Dairy Group Ii and Specialty Group may enter into the transactions contemplated by the respective Demand Notes); and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,
         (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement to which it is a party, to make payment to each Originator thereunder for the purchase of Receivables from any Originator under such Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

                                    (M) maintain its limited partnership
         agreement in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its limited partnership agreement in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                    (N) maintain the effectiveness of, and
         continue to perform under the Receivables Sale Agreement to which it is a party (and, in the case of Dairy Group, Dairy Group II and Specialty Group, the respective Demand Notes), such that it does not amend, restate, supplement, cancel, terminate or otherwise modify such Receivables Sale Agreement or the Demand Notes, or give any consent, waiver, directive or approval under such Receivables Sale Agreement or the Demand Notes, or waive any default, action, omission or breach under such Receivables Sale Agreement or under the Demand Notes, or otherwise grant any indulgence under such Receivables Sale Agreement or the Demand Notes, without (in each case) the prior written consent of the Agent and the Required Purchasers;

                                    (O) maintain its limited partnership
         separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary;

                                    (P) maintain at all times the Required
         Capital Amount (as defined in the Receivables Sale Agreement to which it is a party) and refrain from making any dividend, distribution, redemption of capital stock or partnership interest or payment of any subordinated indebtedness that would cause such Required Capital Amount to cease to be so maintained;

                                    (Q) take such other actions as are necessary
         on its part to ensure that the facts and assumptions set forth in the opinion issued by Locke & Liddell & Sapp LLP, as counsel for such Seller, in connection with the closing or initial Incremental Purchase or initial Reinvestment under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.


                  (j) Collections. Such Seller Party will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to any Seller or any Affiliate of any Seller, such Seller will (except as otherwise specified in Section 8.2(b)) remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, such Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Each Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each applicable Lock-Box and Collection Account and shall not grant the right to take dominion and control or grant "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.

                  (k) Taxes. Such Seller Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing except, in the case of each Seller Party other than the Sellers, for taxes not yet due or that are being diligently contested in good faith by appropriate proceedings and that have been adequately reserved against in accordance with GAAP. Each Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of any Company, the Agent or any Financial Institution.

                  (l) Payment to Originators and Morningstar. With respect to any Receivable purchased by any Seller from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement to which such Seller is a party, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable. With respect to any Receivable purchased by MRC from Morningstar, such sale shall be effected under, and in strict compliance with the terms of, the Transfer Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to MRC in respect of the purchase price for such Receivable.

         Section 7.2 Negative Covenants of The Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

                  (a) Name Change, Jurisdiction of Organization, Offices, Records and Books of Accounts. Such Seller Party will not change its name, identity, corporate or other organizational structure or jurisdiction of organization (within the meaning of Sections 9-503 and/or 9-507 of the UCC of all applicable jurisdictions) or relocate its chief executive

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

office, principal place of business or any office where Records are kept unless it shall have: (i) given the Agent at least thirty (30) days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

                  (b) Change in Payment Instructions to Obligors. Except as may be required by Section 7.1(m) or by the Agent pursuant to Section 8.2(b), such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement acceptable to the Agent with respect to the new Collection Account or Lock-Box; provided, however, that the Servicers may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                  (c) Modifications to Writings, Contracts and Credit and Collection Policies. Such Seller Party will not, and will not permit any Originator or Morningstar to, make any change to such Originator's or Morningstar's Credit and Collection Policy that could materially (either individually or in the aggregate) adversely affect the collectibility of the Receivables or materially (either individually or in the aggregate) decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicers will not, and will not permit any Originator or Morningstar to, extend, amend or otherwise modify the terms of any Receivable or the Writing or Contract related thereto other than in accordance with such Originator's or Morningstar's Credit and Collection Policy.

                  (d) Sales, Liens. No Seller will sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to the Writing or Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent and the Purchasers provided for herein), and each Seller will defend the right, title and interest of the Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Seller or any Originator or Morningstar. No Seller will create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, the financing or lease of which gives rise to any Receivable. Notwithstanding this Section 7.2(d), so

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

long as no Amortization Event or Potential Amortization Event exists, the Sellers collectively may, at their discretion and in a single transaction occurring on a single day, sell all of the Fleming Receivables to White Wave, Inc., a Delaware corporation ("White Wave"); provided that no later than 3 Business Days after such sale, each Seller shall deliver to the Agent a certificate executed by an Authorized Officer of such Seller (A) stating that, with respect to all Fleming Receivables sold in such sale, (I) neither Seller nor any Servicer (in its capacity as Servicer hereunder) has made, and neither Seller nor the Servicer (in its capacity as Servicer hereunder) will make, any representations or warranties in connection with such sale of Fleming Receivables, (II) both before and after giving effect to such sale, no Amortization Event or Potential Amortization Event exists, (III) White Wave has, and will have, no recourse to the Seller or the assets of the Seller (other than the Fleming Receivables subject to such sale), (IV) such sale is solely to (x) enable White Wave to further sell such Fleming Receivables through an arm's-length, fair market transaction to a purchaser that is not an Affiliate of any Seller Party, Morningstar or Provider and (y) to receive advertising trade credits in exchange for such Fleming Receivables, (V) such Fleming Receivables have been or will be included as Charged-Off Receivables in at least one Monthly Report and (VI) White Wave has given fair consideration and reasonably equivalent value to each Seller in consideration of such sale of the Fleming Receivables, the cash purchase price for such Fleming Receivables is no less than the fair market value to be paid to White Wave upon White Wave's subsequent transfer of such Fleming Receivables and the sale of such Fleming Receivables to White Wave was not made for or on account of an antecedent debt, (B) setting forth the aggregate Outstanding Balance of all such Fleming Receivables and (C) setting forth the aggregate purchase price paid for all such Fleming Receivables. Upon any such sale of the Fleming Receivables in accordance with the terms of this Section 7.2(d) and the Sellers' receipt of the purchase price therefor in immediately available funds in a Collection Account and Agent's receipt of the certificate described above, such Fleming Receivables shall be automatically released without any further action by any party hereto from the security interest granted to the Agent for the ratable benefit of the Purchasers pursuant to Section 14.14(b). For the avoidance of doubt, each party hereto agrees that the purchase price paid upon any such sale of Fleming Receivables shall constitute Collections hereunder and shall be applied in accordance with the terms hereof, including, without limitation, Article II.

                  (e) Net Receivables Balance. At no time prior to the Amortization Date shall any Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii) the Aggregate Reserves.

                  (f) Termination Date Determination. No Seller will designate the Termination Date (as defined in each Receivables Sale Agreement) under the Receivables Sale Agreement to which it is a party, or send any written notice to any Originator in respect thereof, without the prior written consent of the Agent and the Required Purchasers, except

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

with respect to the occurrence of such Termination Date arising pursuant to
Section 5.1(d) of such Receivables Sale Agreement.

                  (g) Restricted Junior Payments. From and after the occurrence of any Amortization Event, no Seller will make any Restricted Junior Payment if, after giving effect thereto, such Seller would fail to meet its obligations set forth in Section 7.2(e).

                  (h) Demand Notes. At no time shall (i) Dairy Group cause or permit the aggregate outstanding principal balance of its Demand Note to exceed $21,325,653, (ii) Dairy Group II cause or permit the aggregate outstanding principal balance of its Demand Note to exceed $13,181,876, and (iii) Specialty Group cause or permit the aggregate outstanding principal balance of its Demand Note to exceed $3,000,000.


                                  ARTICLE VIII
                          ADMINISTRATION AND COLLECTION

         Section 8.1 Designation of Servicers. (a) The servicing, administration and collection of the Receivables shall be conducted by such Person or Persons (each such Person, a "Servicer") so designated from time to time in accordance with this Section 8.1. Each of Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and each New Entity is hereby designated as, and hereby agrees to perform the duties and obligations of, Servicer pursuant to the terms of this Agreement with respect to the Receivables originated by such entity. The Agent may, and at the direction of the Required Purchasers shall, at any time following an Amortization Event, designate as Servicer any Person to succeed Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or any New Entity, or any successor Servicer.


                  (b) Without the prior written consent of the Agent and the Required Purchasers, neither Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity nor any New Entity shall be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) a Seller and (ii) with respect to certain Charged-Off Receivables, outside collection agencies in accordance with its customary practices. No Seller shall be permitted to further delegate to any other Person any of the duties or responsibilities of a Servicer delegated to it by Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or any New Entity. If at any time following an Amortization Event the Agent shall designate as Servicer any Person other than Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or any New Entity, all duties and responsibilities theretofore delegated by Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or any New Entity to any Seller may, at the discretion of the

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Agent, be terminated forthwith on notice given by the Agent to Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, any Dean Entity or any New Entity, as applicable, and to the Administrative Seller.

                  (c) Notwithstanding the foregoing subsection (b), (i) each of Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and each New Entity shall be and remain primarily liable to the Agent and the Purchasers for the full and prompt performance of all of its duties and responsibilities as a Servicer hereunder and (ii) the Agent and the Purchasers shall be entitled to deal exclusively with Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and each New Entity in matters relating to the discharge by a Servicer of its duties and responsibilities hereunder. The Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity or each New Entity in order for communication to a Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. Each of Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and each New Entity, at all times that it is a Servicer, shall be responsible for providing any sub-servicer or other delegate of a Servicer with any notice given to a Servicer under this Agreement.

         Section 8.2 Duties of Servicer. (a) Each Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable originated by such entity from time to time, all in accordance in all material respects with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance in all material respects with the applicable Originator's or Morningstar's Credit and Collection Policy.

                  (b) Each Servicer will instruct all Obligors to pay all Collections with respect to the Receivables originated by such entity directly to a Lock-Box or Collection Account; provided, however, that to the extent that the Originator (other than a Local Originator) of the Receivable giving rise to such Collections or Morningstar, as applicable, currently permits the Obligor of such Receivable to pay such Collections to a local employee of such Originator or Morningstar, as applicable, such Servicer will insure that such local employees remit such Collections to a local depository account no less frequently than weekly, and within two (2) Business Days of such local employee's deposit of such Collections, such Servicer will cause such Collections to be deposited directly to a Lock-Box or Collection Account. With respect to payments relating to Receivables that are remitted directly to any Servicer, such Servicer will remit such payments (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

such remittance, such Servicer will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Each Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a Collection Account at any time. Prior to the delivery of any Collection Notice to any Collection Bank, in the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the applicable Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security (which identification shall occur no later than two (2) Business Days after such amounts are received therein), such Servicer shall promptly (and, in any event, no later than one (1) Business Day after such identification) remit such items to the Person identified to it as being the owner of such remittances and cause such amounts to be removed from such Lock-Box or Collection Account. From and after the date the Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Agent may request that the Servicers, and the Servicers thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, each Seller and the Servicers shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

                  (c) The Servicers shall administer the Collections with respect to the Receivables originated by each such entity in accordance with the procedures described herein and in Article II. The Servicers shall set aside and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections in accordance with Article II. The Servicers shall, upon the request of the Agent, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of each of the Servicers or the Sellers prior to the remittance thereof in accordance with Article II. If the Servicers shall be required to segregate Collections pursuant to the preceding sentence, the Servicers shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Purchasers on the second Business Day following receipt by any Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

                  (d) The Servicers may, in accordance with the applicable Originator's or Morningstar's Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicers determine to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Charged-Off Receivable or limit the rights of the Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of an Amortization Event and until such time as the Aggregate Unpaids

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

have been indefeasibly paid in full, the Agent shall have the absolute and unlimited right to direct the Servicers to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

                  (e) The Servicers shall hold in trust for the Sellers and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Writings and Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as reasonably practicable upon demand of the Agent, deliver or make available to the Agent all such Records, at a place selected by the Agent. The Servicers shall, as soon as reasonably practicable following receipt thereof turn over to the Sellers any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicers shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.

                  (f) Any payment by an Obligor in respect of any indebtedness owed by it to any Originator or Morningstar or any Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

         Section 8.3 Collection Notices. The Agent is authorized at any time to date and to deliver to the Collection Banks the Collection Notices. Each Seller hereby agrees that, effective when the Agent delivers such notice, the Agent (for the benefit of the Purchasers) shall have exclusive ownership and sole "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of each Lock-Box, the Collection Accounts and the amounts on deposit therein. In case any authorized signatory of any Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Each Seller hereby authorizes the Agent, and agrees that the Agent shall be entitled to (i) endorse such Seller's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Writings and Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than the Sellers or any Servicer.

         Section 8.4 Responsibilities of the Sellers. Anything herein to the contrary notwithstanding, the exercise by the Agent and the Purchasers of their rights hereunder shall not release the Servicers, the Originators, Morningstar or any Seller from any of their duties or obligations with respect to any Receivables or under the related Writings or Contracts.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

The Purchasers shall have no obligation or liability with respect to any Receivables or related Writings or Contracts, nor shall any of them be obligated to perform the obligations of any Seller.

         Section 1.32 Reports. The Servicers shall prepare and forward to the Agent and each Financial Institution (i) on the 20th calendar day of each month and at such times as the Agent or the Required Purchasers shall request, a Monthly Report and (ii) at such times as the Agent or the Required Purchasers shall request, a listing by Obligor of all Receivables together with an aging of such Receivables. In addition, during any time when the long-term debt rating of Provider is rated Ba3 or lower by Moody's Investors Service, Inc. and BB- or lower by Standard & Poor's Ratings Group, the Servicers shall prepare and forward to the Agent and each Financial Institution on Wednesday of each calendar week, an abbreviated Monthly Report in a form acceptable to the Agent (each such report, a "Weekly Report") with respect to and as of the end of the immediately preceding calendar week.

         Section 8.6 Servicing Fees. In consideration of each of Morningstar's, Country Fresh's, Land-O-Sun's, Southern Foods', GTL's, Tuscan Dairies', each Dean Entity's and each New Entity's agreement to each act as a Servicer hereunder, the Purchasers hereby agree that, so long as each of Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and each New Entity shall continue to perform as a Servicer hereunder, Seller shall pay over to Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and each New Entity collectively, a fee (the "Servicing Fee") on each Settlement Date (other than a Settlement Date relating to a CP (Tranche) Accrual Period) for the immediately preceding Settlement Period equal to 1% (one percent) of the lesser of the (a) the average Net Receivables Balance during such Settlement Period and (b) the average Capital of all Receivables during such period, as compensation for its servicing activities. Such Servicing Fee shall be allocated among Morningstar, Country Fresh, Land-O-Sun, Southern Foods, GTL, Tuscan Dairies, each Dean Entity and each New Entity as such parties shall mutually determine.


                                   ARTICLE IX
                               AMORTIZATION EVENTS

         Section 9.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an Amortization Event:

                  (a) Any Seller Party shall fail (i) to make any payment or deposit of any amount consisting of Capital required hereunder when due, or (ii) to make any payment or deposit of any other amount required hereunder when due and such failure shall continue for two (2) consecutive Business Days, or (iii) to perform or observe any term, covenant or

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

agreement set forth in Section 7.2 hereof, or (iv) to perform or observe any term, covenant or agreement set forth in Section 7.1(a)(iv), (a)(v), (a)(viii) or (c)(second sentence only), and such failure shall continue for thirty (30) consecutive days or (v) to perform or observe any other term, covenant or agreement hereunder (other than as referred to in clauses (i), (ii), (iii) or (iv) of this paragraph (a)) and such failure shall continue for five (5) consecutive Business Days.

                  (b) Any representation, warranty, certification or statement made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made.

                  (c) Failure of any Seller to pay any Indebtedness when due or the failure of any other Seller Party to pay Indebtedness when due in excess of $50,000,000 or the default by any Seller Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity or any such Indebtedness of any Seller Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                  (d) (i) Any Seller Party or Provider shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, or (ii) any proceeding shall be instituted by or against any Seller Party or Provider seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) any Seller Party or Provider shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).

                  (e) Any Seller shall fail to comply with the terms of Section
2.6 hereof and such failure shall not have been remedied within one Business
Day.

                  (f) (i) As at the end of any calendar month, the average of the Default Ratios for the three most recently-ended calendar months shall exceed 7.75%, or (ii) as at the end of any calendar month, the average of the Dilution Ratios for the three most recently-ended calendar months shall exceed 4%, or (iii) as at the end of any calendar month, the average of the Delinquency Ratios for the three most recently-ended calendar months shall exceed 3.00%.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (g) A Change of Control shall occur.

                  (h) (i) One or more final judgments for the payment of money shall be entered against any Seller or (ii) one or more final judgments for the payment of money in an amount in excess of $50,000,000, individually or in the aggregate, shall be entered against any Servicer on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                  (i) The "Termination Date" under and as defined in any Receivables Sale Agreement shall occur under any such Receivables Sale Agreement or any Seller or any Originator shall fail to observe any term or condition of any Receivables Sale Agreement or shall waive its right to enforce the terms and conditions of any Receivables Sale Agreement, or any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to any Seller under any Receivables Sale Agreement (other than an Immaterial Originator which ceases to transfer Receivables subject to and in accordance with Section 1.7 of any Receivables Sale Agreement).

                  (j) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of any Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts.

                  (k) Provider shall fail to perform or observe any term, covenant or agreement required to be performed by it under any Performance Undertaking, or any Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Provider, or Provider shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

                  (l) The Agreement of General Partner shall terminate in whole or in part or shall cease to be effective or to be the legally valid, binding and enforceable obligation of the general partner of Dairy Group or Dairy Group shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the general partner of Dairy Group shall fail in any respect to perform its obligations under the Agreement of General Partner.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (m) (i) Provider shall fail to own, free and clear of any Adverse Claims, in the aggregate, either directly or indirectly, 100% of the limited partnership interests of Dairy Group and 99.9% of the partnership interests of Dairy Group, or Dairy Group Receivables GP, LLC (f/k/a Suiza Receivables GP, LLC) shall fail to own, free and clear of any Adverse Claims (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement), 100% of the general partnership interests of Dairy Group and 0.1% of the partnership interests of Dairy Group, or Provider and Suiza Dairy Group, L.P. shall fail to own, free and clear of any Adverse Claims (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement), in the aggregate, either directly or indirectly, 100% of the membership interests of Dairy Group Receivables GP, LLC.

                           (ii)  Provider shall fail to own, free and clear of
any Adverse Claims, in the aggregate, either directly or indirectly, 100% of the limited partnership interests of Dairy Group II and 99.9% of the partnership interests of Dairy Group II, or Dairy Group Receivables GP II, LLC shall fail to own, free and clear of any Adverse Claims (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement), 100% of the general partnership interests of Dairy Group II and 0.1% of the partnership interests of Dairy Group II, or Provider and Dean Holding Company shall fail to own, free and clear of any Adverse Claims (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement), in the aggregate, either directly or indirectly, 100% of the membership interests of Dairy Group Receivables GP II, LLC.

                           (iii)  Provider shall fail to own, free and clear of
any Adverse Claims, in the aggregate, either directly or indirectly, 100% of the limited partnership interests of Specialty Group and 99.9% of the partnership interests of Specialty Group, or Specialty Group Receivables GP, LLC shall fail to own, free and clear of any Adverse Claims (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement), 100% of the general partnership interests of Specialty Group and 0.1% of the partnership interests of Specialty Group, or Provider and Dean Holding Company shall fail to own, free and clear of any Adverse Claims (except any Adverse Claim in favor of the Collateral Agent in accordance with the Dean Credit Agreement), in the aggregate, either directly or indirectly, 100% of the membership interests of Specialty Group Receivables GP, LLC.

                  (n) Provider shall fail to comply with the Dean Financial Covenants.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         Section 9.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Agent may, or upon the direction of the Required Purchasers shall, take any of the following actions: (i) replace any Person then acting as Servicer, (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that (A) upon the occurrence of an Amortization Event described in Section 9.1(d)(ii), or of an actual or deemed entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party and (B) upon the occurrence of an Amortization Event described in
Section 9.1(a), 9.1(d) or 9.1(e), by three (3) Business Days' notice to the Agent, each other Purchaser and the Administrative Seller, the affected Financial Institution in the case of a Section 9.1(a) Amortization Event and any Financial Institution in the case of a Section 9.1(d) or 9.1(e) Amortization Event may terminate its Commitment hereunder, whereupon such Financial Institution shall be deemed to be a "Terminating Financial Institution" for all purposes hereof, (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) deliver the Collection Notices to the Collection Banks, (v) notify Obligors of the Purchasers' interest in the Receivables, and (vi) notify Provider of the Purchaser's interest in the Demand Notes, make demand for any and all payments due thereunder and direct that such payments be made directly to the Agent or its designee. the aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.


                                    ARTICLE X
                                 INDEMNIFICATION

         Section 10.1 Indemnities by the Seller Parties. Without limiting any other rights that the Agent, any Purchaser, any Funding Source or any of their respective Affiliates may have hereunder or under applicable law, (A) each Seller hereby agrees to indemnify (and pay upon demand to) the Agent, each Purchaser, each Funding Source and their respective Affiliates, assigns, officers, directors and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of any Indemnified Party) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, or the use of the proceeds of any

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

purchase hereunder, or the acquisition, funding or ownership, either directly or indirectly, by a Purchaser or a Funding Source of a Purchaser Interest or of an interest in the Receivables, or any Receivable or any Contract or any Writing, or any action of any Seller Party, any Originator, Morningstar or any Affiliate of any of the foregoing and (B) the Servicers hereby agree to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of any Servicer's activities as Servicer hereunder excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):

                           (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                           (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                           (iii) franchise taxes and taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to the Sellers secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

provided, however, that nothing contained in this sentence shall limit the liability of any Seller Party or limit the recourse of the Purchasers to any Seller Party for amounts otherwise specifically provided to be paid by such Seller Party under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, each Seller shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to any Seller or any Servicer) relating to or resulting from:

                           (i) any representation or warranty made by any Seller Party or any Originator or Morningstar in its capacity as seller under any Receivables Sale Agreement or the Transfer Agreement, as applicable (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                           (ii) the failure by any Seller, any Servicer, any Originator or Morningstar to comply with any applicable law, rule or regulation with respect to any Receivable or Writing or Contract related thereto, or the nonconformity of any Receivable or Writing or Contract included therein with any such applicable law, rule or regulation or any failure of any Originator or Morningstar to keep or perform any of its obligations, express or implied, with respect to the Writing or Contract;

                           (iii) any failure of any Seller, any Servicer, any Originator or Morningstar to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                           (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Writing or Contract or any Receivable;

                           (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Writing or Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                           (vi) the commingling of Collections of Receivables at any time with other funds;

                           (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of an Incremental Purchase or a Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to any Seller, any Servicer, any Originator or Morningstar in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                           (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                           (ix) any Amortization Event described in Section 9.1(d);

                           (x) any failure of any Seller to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from the applicable Originator or Morningstar, free and clear of any Adverse Claim (other than as created hereunder); or any failure of any Seller to give reasonably equivalent value to applicable Originator under the Receivables Sale Agreement to which it is a party in consideration of the transfer thereunder by such Originator of any Receivable, or any failure of MRC to give reasonably equivalent value to Morningstar under the Transfer Agreement in consideration of the transfer by MRC of any Receivable thereunder or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                           (xi) any failure to vest and maintain vested in the Agent for the benefit of the Purchasers, or to transfer to the Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

                           (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

                           (xiii) any action or omission by any Seller Party that reduces or impairs the rights of the Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                           (xiv) any attempt by any Person to void any Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action; and

                           (xv) the failure of any Receivable included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

         Section 10.2 Increased Cost and Reduced Return.

                  (a) If after June 30, 2000 with respect to any Funding Source relating to the Bank One Company, after the Original Closing Date with respect to any Funding Source relating to the CL Company, or after the date hereof with respect to any Funding Source relating to the Rabo Company, the Wachovia Company or any other Funding Source, any such Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles or any change in any of the foregoing, or any change in the interpretation or administration thereof by the Financial Accounting Standards Board ("FASB"), any governmental authority, any central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority or agency (a "Regulatory Change"): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, each Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction. For the avoidance of doubt, if the issuance of FASB Interpretation No. 46, or any other change in accounting standards or the

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of any Company or any Seller with the assets and liabilities of the Agent, any Financial Institution or any other Funding Source, such event shall constitute a circumstance on which such Funding Source may base a claim for reimbursement under this Section.

                  (b) If less than all of the Financial Institutions are subject to any Regulatory Change giving rise to a demand by the Agent pursuant to
Section 10.2(a), each Financial Institution so subject, at the request of the Administrative Seller, the Company in such Financial Institution's Purchaser Group or the Agent, shall assign all of its rights and obligations hereunder to
(i) another Financial Institution in such Financial Institution's Purchaser Group or (ii) another funding entity nominated by the Administrative Seller or the Agent that is acceptable to the Company in such Financial Institution's Purchaser Group and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution and that is not so subject; provided that (i) the subject Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions in such Financial Institution's Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution's Purchaser Group, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).

         Section 10.3 Other Costs and Expenses. Each Seller shall reimburse the Agent and each Purchaser on demand for all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of any Purchaser's auditors auditing the books, records and procedures of any Seller Party, reasonable fees and out-of-pocket expenses of legal counsel for each Purchaser and the Agent (which such counsel may be employees of any Purchaser or the Agent) with respect thereto and with respect to advising any Purchaser or the Agent as to their respective rights and remedies under this Agreement. Each Seller shall reimburse the Agent on demand for any and all costs and expenses of the Agent and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event. Each Seller shall reimburse each Company on demand for all other costs and expenses incurred by such Company ("Other Costs"), including, without limitation, the cost of auditing such Company's books by certified public accountants, the cost of rating the Commercial Paper by independent financial rating agencies, and the reasonable fees and out-of-pocket expenses of counsel for such Company

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

or any counsel for any shareholder of such Company with respect to advising such Company or such shareholder as to matters relating to such Company's operations.

         Section 10.4 Allocations. Each Company shall allocate the liability for Other Costs among the Sellers and other Persons with whom such Company has entered into agreements to purchase interests in receivables ("Other Sellers"). If any Other Costs are attributable to the Sellers and not attributable to any Other Seller, the Sellers shall be solely liable for such Other Costs. However, if Other Costs are attributable to Other Sellers and not attributable to the Sellers, such Other Sellers shall be solely liable for such Other Costs. All allocations to be made pursuant to the foregoing provisions of this Article X shall be made by the applicable Company in its sole discretion and shall be binding on the Sellers and the Servicers.


                                   ARTICLE XI
                                    THE AGENT

         Section 11.1 Authorization and Action. Each Purchaser hereby designates and appoints Bank One to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Agent to execute each of the Uniform Commercial Code financing statements on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

         Section 11.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         Section 11.3 Exculpatory Provisions. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Agent has received notice from a Seller or a Purchaser.

         Section 11.4 Reliance by Agent. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Sellers), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Required Purchasers or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Financial Institutions, provided that unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Purchasers or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         Section 11.5 Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of any Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

         Section 11.6 Reimbursement and Indemnification. The Financial Institutions agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents, ratably based on the ratio of each Financial Institution's Commitment to the aggregate Commitment, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents; provided that the Agent shall not be entitled to any indemnity or reimbursement under this Section 11.6 for any expenses resulting from the gross negligence or willful misconduct of the Agent, as determined by a final and non-appealable judgment rendered by a court of competent jurisdiction.

         Section 11.7 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Seller or any Affiliate of any Seller as though the Agent were not the Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Financial Institution," "Related Financial Institution," "Purchaser," "Financial Institutions," "Related Financial Institutions," and "Purchasers" shall include the Agent in its individual capacity.

         Section 11.8 Successor Agent. The Agent may, upon five days' notice to the Administrative Seller and the Purchasers, and the Agent will, upon the direction of all of the Purchasers (other than the Agent, in its individual capacity) resign as Agent. If the Agent shall resign, then the Required Purchasers during such five-day period shall appoint, with the consent of the Administrative Seller, such consent not to be unreasonably withheld or

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

delayed, from among the Purchasers a successor agent. If for any reason no successor Agent is appointed by the Required Purchasers during such five-day period, then effective upon the termination of such five day period, the Purchasers shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and the Sellers and the Servicers (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.


                                   ARTICLE XII
                           ASSIGNMENTS; PARTICIPATIONS

         Section 12.1 Assignments. (a) Each Seller Party, the Agent and each Purchaser hereby agree and consent to the complete or partial assignment by any Company of all or any portion of its rights under, interest in, title to and obligations under this Agreement to any Funding Source pursuant to any Funding Agreement or to any other Person, and upon such assignment, such Company shall be released from its obligations so assigned. Further, each Seller Party, the Agent and each Purchaser hereby agree that any assignee of any Company of this Agreement or of all or any of the Purchaser Interests of any Company shall have all of the rights and benefits under this Agreement as if the term "Company" explicitly referred to and included such party (provided that (i) the Purchaser Interests of any such assignee that is a Company or a commercial paper conduit shall accrue CP Costs based on such Company's Company Costs or on such commercial paper conduit's cost of funds, respectively, and (ii) the Purchaser Interests of any other such assignee shall accrue Yield pursuant to Section 4.1), and no such assignment shall in any way impair the rights and benefits of any Company hereunder. Neither any Seller nor any Servicer shall have the right to assign its rights or obligations under this Agreement.

                  (b) Any Financial Institution may at any time and from time to time assign to one or more Persons ("Purchasing Financial Institutions") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the "Assignment Agreement") executed by such Purchasing Financial Institution and such selling Financial Institution. The consent of the Company in such selling Financial Institution's Purchaser Group and the consent of the Administrative Seller shall be required prior to the effectiveness of any such assignment; provided, however, that in the event the Administrative Seller fails to consent to any proposed Purchasing Financial Institution during the thirty
(30) day period following the

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Administrative Seller's initial receipt of a request for its consent to any such assignment, only the consent of the Company in such selling Financial Institution's Purchaser Group shall thereafter be required with respect to any such assignment. Each assignee of a Financial Institution must (i) have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. and (ii) agree to deliver to the Agent, promptly following any request therefor by the Agent or the Company in such selling Financial Institution's Purchaser Group, an enforceability opinion in form and substance satisfactory to the Agent and such Company (such opinion may be delivered by in-house counsel of such assignee). Upon delivery of the executed Assignment Agreement to the Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution (including, without limitation, the applicable obligations of a Related Financial Institution) under this Agreement to the same extent as if it were an original party hereto and no further consent or action by any Seller, the Purchasers or the Agent shall be required.

                  (c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. (or, solely in the case of CLNY, a short-term debt rating of A-2 or better by Standard & Poor's Ratings Group and P-2 by Moody's Investor Service, Inc.) (an "Affected Financial Institution"), such Affected Financial Institution shall be obliged, at the request of the Company in such Affected Financial Institution's Purchaser Group or the Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution in such Affected Financial Institution's Purchaser Group or (y) another funding entity nominated by the Agent and acceptable to the Company in such Affected Financial Institution's Purchaser Group, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Aggregate Capital and Yield owing to the Financial Institutions in such Affected Financial Institution's Purchaser Group and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Affected Financial Institution's Purchaser Group.

         Section 12.2 Participations. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each a "Participant") participating interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions in such Financial Institution's Purchaser Group or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and each Seller, each Company and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 14.1(b)(i).


                                  ARTICLE XIII
                              INTENTIONALLY OMITTED


                                   ARTICLE XIV
                                  MISCELLANEOUS

         Section 14.1 Waivers and Amendments. (a) No failure or delay on the part of the Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 14.1(b). Each Company, each Seller and the Agent, at the direction of the required purchasers, may enter into written modifications or waivers of any provisions of this agreement, provided, however, that with respect to any modification or waiver, the Rating Agencies then rating the commercial paper notes of the Rabo Company and the CL Company shall have confirmed that the ratings of the commercial paper notes of the Rabo Company and the CL Company will not be downgraded or withdrawn as a result of such modification or waiver; and provided, further, that no such modification or waiver shall:

                           (i) without the consent of each affected Purchaser,
         (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by any Seller or any Servicer, (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs), (C) reduce any fee payable to the Agent

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any Purchaser, any Financial Institution's Pro Rata Share, any Company's Pro Rata Share, any Financial Institution's Commitment or any Company's Company Purchase Limit (other than, to the extent applicable, pursuant to Section 4.6), (E) amend, modify or waive any provision of the definition of Required Purchasers or this Section 14.1(b), (F) consent to or permit the assignment or transfer by any Seller of any of its rights and obligations under this Agreement, (G) change the definition of "Eligible Receivable,""Loss Reserve," Yield and Servicer Reserve," "Default Ratio," "Delinquency Ratio," "Dilution Reserve," or "Dilution Ratio" or amend or modify Section 9.1(f) or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

                           (ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions, but with the consent of the Administrative Seller, the Agent may amend this Agreement solely to add additional Persons as Financial Institutions hereunder and (ii) the Agent, the Required Purchasers and each Company may enter into amendments to modify any of the terms or provisions of Article XI, Article XII, Section 14.13 or any other provision of this Agreement without the consent of any Seller Party, provided that such amendment has no negative impact upon such seller party and provided further that the Rating Agencies then rating the commercial paper notes of the Rabo Company and the CL Company shall have confirmed that the ratings of the commercial paper notes of the Rabo Company and the CL Company will not be downgraded or withdrawn as a result of such amendments. any modification or waiver made in accordance with this section 14.1 shall apply to each of the purchasers equally and shall be binding upon each Seller Party, the Purchasers and the Agent.

         Section 14.2 Notices. Except as provided in this Section 14.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on Schedule E hereto or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

address specified in this Section 14.2. Each Seller hereby authorizes the Agent and the Purchasers to effect purchases and, selections of CP (Tranche) Accrual Periods, Tranche Periods and Discount Rates based on telephonic notices made by any Person whom the Agent or applicable Purchaser in good faith believes to be acting on behalf of such Seller. Each Seller agrees to deliver promptly to the Agent and each applicable Purchaser a written confirmation of each telephonic notice signed by an authorized officer of such Seller; provided, however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent or applicable Purchaser, the records of the Agent or applicable Purchaser shall govern absent manifest error.

         Section 14.3 Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         Section 14.4 Protection of Ownership Interests of the Purchasers. (a) Each Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or reasonably desirable, or that the Agent may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. Without limiting the foregoing, each Seller will, upon the request of the Agent or the Required Purchasers, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments and documents, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence such Purchaser Interests. At any time after the occurrence and during the continuation of an Amortization Event, the Agent may, or the Agent may direct any Seller or any Servicer to, notify the Obligors of Receivables, at the Sellers' expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. The Sellers or the Servicers (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (b) If any Seller Party fails to perform any of its obligations hereunder, the Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by the Sellers as provided in Section 10.3. Each Seller Party irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of any Seller as debtor and to file financing or continuation statements (and amendments thereto and assignments thereof) necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. The financing statements described in this Section 14.4(b) may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Agent may determine, in its sole and absolute discretion, is necessary, advisable or prudent to ensure the perfection and priority of the interests of the Purchasers in the Receivables, the Related Security and the Collections, and of the security interest granted hereunder, including, without limitation, describing such property as "all assets" or "all personal property" or "all assets, whether now owned or hereafter acquired" or "all personal property of the debtor, whether now owned or hereafter acquired".This appointment is coupled with an interest and is irrevocable. The authorization set forth in the second sentence of this
Section 14.4(b) is intended to meet all requirements for authorization by a debtor under Article 9 of any applicable enactment of the UCC, including, without limitation, Section 9-509 thereof.

         Section 14.5 Confidentiality. (a) Each Seller Party and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent and each Purchaser and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may disclose such information to such Seller Party's and such Purchaser's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding. Anything herein to the contrary notwithstanding, each Seller Party, each Purchaser, the Agent, each Indemnified Party and any successor or assign of any of the forgoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.

                  (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Financial Institutions or the Companies by each other, (ii) by the Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent or any Purchaser to any rating agency, Funding Source, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Company or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One, Rabobank, Wachovia, Wachovia Capital Markets, LLC or CLNY acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

         Section 14.6 Bankruptcy Petition. Each Seller, the Servicers, the Agent, each Financial Institution and each Company (except with respect to itself) hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Funding Source that is a special purpose bankruptcy remote entity or of any Company, it will not institute against, or join any other Person in instituting against, any such entity or any Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         Section 14.7 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Company, the Agent or any Financial Institution, no claim may be made by any Seller Party or any other Person against any Company, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.


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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         Section 14.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         Section 14.9 CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         Section 14.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         Section 14.11 Integration; Binding Effect; Survival of Terms.

                  (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

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                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the indemnification and payment provisions of
Article X, and Sections 14.5 and 14.6 shall be continuing and shall survive any termination of this Agreement.

         Section 14.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

         Section 14.13 Bank One Roles. Each of the Purchasers acknowledges that Bank One acts, or may in the future act, (i) as administrative agent for the Bank One Company or any Financial Institution in the Bank One Company's Purchaser Group, (ii) as issuing and paying agent for certain Commercial Paper,
(iii) to provide credit or liquidity enhancement for the timely payment for certain Commercial Paper and (iv) to provide other services from time to time for the Bank One Company or any Financial Institution in the Bank One Company's Purchaser Group (collectively, the "Bank One Roles"). Without limiting the generality of this Section 14.13, each Purchaser hereby acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for the Bank One Company.

         Section 14.14 Characterization. (a) It is the intention of the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to any Seller; provided, however, that (i) each Seller shall be liable to each Purchaser and the Agent for all representations, warranties, covenants and indemnities made by such Seller pursuant to the terms of

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Agent or any assignee thereof of any obligation of any Seller or any Originator or any other Person arising in connection with the Receivables, the Related Security, or the related Writings or Contracts, or any other obligations of any Seller or any Originator.

                  (b) In addition to any ownership interest that the Agent may from time to time acquire pursuant hereto, each Seller hereby grants to the Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of such Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

         Section 14.15 Withholding. Any Purchaser that is not incorporated under the laws of the United States of America, or a state thereof, agrees to deliver to the Agent (with copies to Seller) two duly completed copies of United States Internal Revenue Service Forms W-8BEN or W-8ECI, certifying in either case that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

         Section 14.16 Assignment of Interests under the Original Agreement. In furtherance of, and without limiting any other provision of, this Agreement and the transactions contemplated hereby, the parties hereto hereby effect the following assignments and assumptions:

                  (a) Assignment to the Rabo Company. Before 12:00 noon (Chicago time) on the date hereof, the Rabo Company shall pay to the CL Company, in immediately available funds, and the CL Company shall have received, an amount equal to $60,500,000.00, representing 40% of the outstanding Capital of the CL Company's Purchaser Interests (such amount, being hereinafter referred to as the "Rabo Capital"); whereupon, the CL Company shall be deemed to have sold, transferred and assigned to the Rabo Company, without recourse, representation or warranty, and the Rabo Company shall be deemed to have hereby irrevocably taken, received and assumed from the CL Company, the Rabo Capital and all related rights and obligations hereunder, under the Original Agreement and under the other Transaction Documents.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (b) Assignment to the Wachovia Company. Before 12:00 noon (Chicago time) on the date hereof, the Wachovia Company shall pay to the Bank One Company, in immediately available funds, and the Bank One Company shall have received, an amount equal to $30,250,000.00, representing 20% of the outstanding Capital of the Bank One Company's Purchaser Interests (such amount, being hereinafter referred to as the "First Wachovia Capital"); whereupon, the Bank One Company shall be deemed to have sold, transferred and assigned to the Wachovia Company, without recourse, representation or warranty, and the Wachovia Company shall be deemed to have hereby irrevocably taken, received and assumed from the Bank One Company, the First Wachovia Capital and all related rights and obligations hereunder, under the Original Agreement and under the other Transaction Documents. Before 12:00 noon (Chicago time) on the date hereof, the Wachovia Company shall pay to the CL Company, in immediately available funds, and the CL Company shall have received, an amount equal to $30,250,000, representing 20% of the outstanding Capital of the CL Company's Purchaser Interests (such amount, being hereinafter referred to as the "Second Wachovia Capital"); whereupon, the CL Company shall be deemed to have sold, transferred and assigned to the Wachovia Company, without recourse, representation or warranty, and the Wachovia Company shall be deemed to have hereby irrevocably taken, received and assumed from the CL Company, the Second Wachovia Capital and all related rights and obligations hereunder, under the Original Agreement and under the other Transaction Documents.

                  (c) Assignment to Rabobank. On the date hereof, Bank One shall be deemed to have hereby transferred and assigned to Rabobank, without recourse, representation or warranty, and Rabobank shall be deemed to have hereby irrevocably taken, received and assumed from Bank One, 10% of Bank One's Commitment under the Original Agreement representing $20,400,000.00 and all rights and obligations associated therewith (including, without limitation, the rights and obligations of a Financial Institution) under the terms hereof and of the Original Agreement, including, without limitation, Bank One's future funding obligations under Article I of the Original Agreement; provided that Rabobank shall be the Rabo Company's Related Financial Institution and not the Bank One Company's Related Financial Institution; and provided, further, that following such assignment the Commitment of Rabobank and the Commitment of Bank One shall be in the applicable amount set forth on Schedule A. On the date hereof, CLNY shall be deemed to have hereby transferred and assigned to Rabobank, without recourse, representation or warranty, and Rabobank shall be deemed to have hereby irrevocably taken, received and assumed from CLNY, 10% of CLNY's Commitment under the Original Agreement representing $10,200,000.00 and all rights and obligations associated therewith (including, without limitation, the rights and obligations of a Financial Institution) under the terms hereof and of the Original Agreement, including, without limitation, CLNY's future funding obligations under Article I of the Original Agreement; provided that Rabobank shall be the Rabo Company's Related Financial Institution and not the CLNY Company's Related

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Financial Institution; and provided, further, that following such assignment the Commitment of Rabobank and the Commitment of CLNY shall be in the applicable amount set forth on Schedule A. On the date hereof, Credit Ag shall be deemed to have hereby transferred and assigned to Rabobank, without recourse, representation or warranty, and Rabobank shall be deemed to have hereby irrevocably taken, received and assumed from Credit Ag, 50% of Credit Ag's Commitment under the Original Agreement representing $51,000,000 and all rights and obligations associated therewith (including, without limitation, the rights and obligations of a Financial Institution) under the terms hereof and of the Original Agreement, including, without limitation, Credit Ag's future funding obligations under Article I of the Original Agreement; provided that Rabobank shall be the Rabo Company's Related Financial Institution and not the CLNY Company's Related Financial Institution; and provided, further, that following such assignment the Commitment of Rabobank shall be in the applicable amount set forth on Schedule A and the Commitment of Credit Ag shall be $0.

                  (d) Assignment to Wachovia. On the date hereof, Bank One shall be deemed to have hereby transferred and assigned to Wachovia, without recourse, representation or warranty, and Wachovia shall be deemed to have hereby irrevocably taken, received and assumed from Bank One, 10% of Bank One's Commitment under the Original Agreement representing $20,400,000.00 and all rights and obligations associated therewith (including, without limitation, the rights and obligations of a Financial Institution) under the terms hereof and of the Original Agreement, including, without limitation, Bank One's future funding obligations under Article I of the Original Agreement; provided that Wachovia shall be the Wachovia Company's Related Financial Institution and not the Bank One Company's Related Financial Institution; and provided, further, that following such assignment the Commitment of Wachovia and the Commitment of Bank One shall be in the applicable amount set forth on Schedule A. On the date hereof, CLNY shall be deemed to have hereby transferred and assigned to Wachovia, without recourse, representation or warranty, and Wachovia shall be deemed to have hereby irrevocably taken, received and assumed from CLNY, 10% of CLNY's Commitment under the Original Agreement representing $10,200,000.00 and all rights and obligations associated therewith (including, without limitation, the rights and obligations of a Financial Institution) under the terms hereof and of the Original Agreement, including, without limitation, CLNY's future funding obligations under Article I of the Original Agreement; provided that Wachovia shall be the Wachovia Company's Related Financial Institution and not the CLNY Company's Related Financial Institution; and provided, further, that following such assignment the Commitment of Wachovia and the Commitment of CLNY shall be in the applicable amount set forth on Schedule A. On the date hereof, Credit Ag shall be deemed to have hereby transferred and assigned to Wachovia, without recourse, representation or warranty, and Wachovia shall be deemed to have hereby irrevocably taken, received and assumed from Credit Ag, 50% of Credit Ag's Commitment under the Original Agreement representing $51,000,000 and all

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

rights and obligations associated therewith (including, without limitation, the rights and obligations of a Financial Institution) under the terms hereof and of the Original Agreement, including, without limitation, Credit Ag's future funding obligations under Article I of the Original Agreement; provided that Wachovia shall be the Wachovia Company's Related Financial Institution and not the CLNY Company's Related Financial Institution; and provided, further, that following such assignment the commitment of Wachovia shall be in the applicable amount set forth on Schedule A and the Commitment of credit Ag shall be $0.

         Section 14.17 Confirmation and Ratification of Terms.

                  (a) Upon the effectiveness of this Agreement, each reference to the Original Agreement in any other Transaction Document, and any document, instrument or agreement executed and/or delivered in connection with the Original Agreement or any other Transaction Document, shall mean and be a reference to this Agreement.

                  (b) The other Transaction Documents and all agreements, instruments and documents executed or delivered in connection with the Original Agreement or any other Transaction Document shall each be deemed to be amended to the extent necessary, if any, to give effect to the provisions of this Agreement, as the same may be amended, modified, supplemented or restated from time to time.

                  (c) The effect of this Agreement is to amend and restate the Original Agreement in its entirety, and to the extent that any rights, benefits or provisions in favor of the Agent or any Purchaser existed in the Original Agreement and continue to exist in this Agreement without any written waiver of any such rights, benefits or provisions prior to the date hereof, then such rights, benefits or provisions are acknowledged to be and to continue to be effective from and after June 30, 2000. This Agreement is not a novation.

                  (d) The parties hereto agree and acknowledge that any and all rights, remedies and payment provisions under the Original Agreement, including, without limitation, any and all rights, remedies and payment provisions with respect to (i) any representation and warranty made or deemed to be made pursuant to the Original Agreement, or (ii) any indemnification provision, shall continue and survive the execution and delivery of this Agreement.

                  (e) The parties hereto agree and acknowledge that any and all amounts owing as or for Capital, Yield, CP Costs, fees, expenses or otherwise under or pursuant to the Original Agreement, immediately prior to the effectiveness of this Agreement shall be owing as or for Capital, Yield, CP Costs, fees, expenses or otherwise, respectively, under or pursuant to this Agreement.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         Section 14.18 Excess Funds. Each of the Sellers, each Servicer, each Purchaser and the Agent agrees that any Company shall be liable for any claims that such party may have against such Company only to the extent that such Company has funds in excess of those funds necessary to pay matured and maturing Commercial Paper of such Company and to the extent such excess funds are insufficient to satisfy the obligations of such Company hereunder, such Company shall have no liability with respect to any amount of such obligations remaining unpaid and such unpaid amount shall not constitute a claim against such Company. Any and all claims against any Company shall be subordinate to the claims against such Company of the holders of such Company's Commercial Paper and any Person providing liquidity support to such Company.

         Section 14.19 Administrative Seller. Each Seller hereby irrevocably appoints Dairy Group as its agent and attorney-in-fact (the "Administrative Seller") which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by each of the Sellers that such appointment has been revoked and that another Seller has been appointed the Administrative Seller. Each Seller hereby irrevocably appoints and authorizes the Administrative Seller (i) to provide the Agent with all Purchase Notices for the benefit of any Seller and all other notices and instructions under this Agreement, (ii) to receive all notices and instructions from the Agent or any Purchaser hereunder and (iii) to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.

         Section 14.20 Joint and Several.

                  (a) Each of the Sellers is accepting joint and several liability hereunder and under the other Transaction Documents in consideration of the financial accommodations to be provided by the Purchasers under this Agreement, for the mutual benefit, directly and indirectly, of each of the Sellers and in consideration of the undertakings of the other Seller to accept joint and several liability for the Aggregate Unpaids.

                  (b) Each of the Sellers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Seller, with respect to the payment and performance of all of the Aggregate Unpaids, it being the intention of the parties hereto that all the Aggregate Unpaids shall be the joint and several obligations of each of the Sellers without preferences or distinction between them.

                  (c) Except as otherwise expressly provided in this Agreement, each Seller hereby waives notice of acceptance of its joint and several liability, notice of the occurrence of any Amortization Event or Potential Amortization Event, or of any demand

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

for any payment under this Agreement, notice of any action at any time taken or omitted by the Agent or any Purchaser under or in respect of the Aggregate Unpaids, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Seller hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Aggregate Unpaids, the acceptance of any payment of any of the Aggregate Unpaids, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent or any Purchaser at any time or times in respect of any default by any Seller in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Agent or any Purchaser in respect of any of the Aggregate Unpaids, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Aggregate Unpaids or the addition, substitution or release, in whole or in part, of any Seller. Without limiting the generality of the foregoing, each Seller assents to any other action or delay in acting or failure to act on the part of the Agent or any Purchaser with respect to the failure by any Seller to comply with any of its respective obligations, it being the intention of each Seller that, so long as any of the Aggregate Unpaids hereunder remain unsatisfied, the obligations of such Seller under this Section 14.19 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Seller under this Section 14.19 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Seller or the Agent or any Purchaser.

                  (d) Each Seller represents and warrants to the Agent and the Purchasers that such Seller is currently informed of the financial condition of the other Seller and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Aggregate Unpaids. Each Seller hereby covenants that such Seller will continue to keep informed of the other Seller's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Aggregate Unpaids.

                  (e) Each Seller agrees that the Agent and the Purchasers may, in their sole and absolute discretion, select the Receivables of any one of the Sellers for sale or application to the Aggregate Unpaids, without regard to the ownership of such Receivables, and shall not be required to make such selection ratably from the Receivables owned by any of the Sellers.

                  (f) The provisions of this Section 14.19 are made for the benefit of the Agent, the Purchasers and their respective successors and assigns, and may be enforced by it or them from time to time against any or all of the Sellers as often as occasion therefor

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

may arise and without requirement on the part of the Agent, any Purchasers or any such successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Sellers or to exhaust any remedies available to it or them against any of the other Sellers or to resort to any other source or means of obtaining payment of any of the Aggregate Unpaids hereunder or to elect any other remedy. The provisions of this
Section 14.19 shall remain in effect until all of the Aggregate Unpaids shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Aggregate Unpaids, is rescinded or must otherwise be restored or returned by the Agent or any Purchaser upon the insolvency, bankruptcy or reorganization of any of the Sellers, or otherwise, the provisions of this Section 14.19 will forthwith be reinstated in effect, as though such payment had not been made.

                  (g) Each Seller hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Seller with respect to any liability incurred by it hereunder or under any of the other Transaction Documents, any payments made by it to the Agent or any Purchaser with respect to any of the Aggregate Unpaids or any collateral security therefor until such time as all of the Aggregate Unpaids have been paid in full in cash. Any claim which any Seller may have against any other Seller with respect to any payments to the Agent or any Purchaser hereunder or under any other Transaction Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Aggregate Unpaids arising hereunder or thereunder, to the prior payment in full in cash of the Aggregate Unpaids and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Seller, its debts or its assets, whether voluntary or involuntary, all such Aggregate Unpaids shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Seller therefor.

                  (h) Each of the Sellers hereby agrees that, after the occurrence and during the continuance of any Amortization Event or Potential Amortization Event, the payment of any amounts due with respect to the indebtedness owing by any Seller to any other Seller is hereby subordinated to the prior payment in full in cash of the Aggregate Unpaids. Each Seller hereby agrees that after the occurrence and during the continuance of any Amortization Event or Potential Amortization Event, such Seller will not demand, sue for or otherwise attempt to collect any indebtedness of any other Seller owing to such Seller until the Aggregate Unpaids shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Seller shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Seller as trustee for the Agent and the Purchasers, and such Seller shall deliver any such amounts to the Agent for application to the Aggregate Unpaids in accordance with Article II.

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                            (SIGNATURE PAGES FOLLOW)

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                            DAIRY GROUP RECEIVABLES, L.P.,
                            as Seller

                            By:    Dairy Group Receivables GP, LLC,
                            Its:   General Partner


                                   By: /s/ CORY OLSON
                                       -------------------------
                                   Name:  Cory Olson
                                   Title:  Authorized Signatory



                            DAIRY GROUP RECEIVABLES II, L.P.,
                            as Seller

                            By:    Dairy Group Receivables GP II, LLC,
                            Its:   General Partner


                                   By: /s/ CORY OLSON
                                       -------------------------
                                   Name:  Cory Olson
                                   Title:  Authorized Signatory



                            SPECIALTY GROUP RECEIVABLES, L.P.,
                            as Seller

                            By:    Specialty Group Receivables GP, LLC,
                            Its:   General Partner


                                   By: /s/ CORY OLSON
                                       -------------------------
                                   Name:  Cory Olson
                                   Title:  Authorized Signatory

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                            FALCON ASSET SECURITIZATION
                             CORPORATION, as a Company


                            By: /s/ SHERRI GERNER
                                -------------------------
                            Name:  Sherri Gerner
                            Title: Authorized Signer



                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                              as a Financial Institution and as Agent


                            By: /s/ SHERRI GERNER
                                -------------------------
                            Name:  Sherri Gerner
                            Title: Director, Capital Markets

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                            ATLANTIC ASSET SECURITIZATION CORP.,
                            as a Company


                            By:    Credit Lyonnais New York Branch
                            Its:   Attorney-In-Fact


                            By: /s/ ANTHONY M. BROWN JR.
                                ------------------------
                            Name:  Anthony M. Brown Jr.
                            Title:  Vice President



                            CREDIT LYONNAIS NEW YORK BRANCH,
                            as a Financial Institution


                            By: /s/ ANTHONY M. BROWN JR.
                                ------------------------
                            Name:  Anthony M. Brown Jr.
                            Title:  Vice President

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                            NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company


                            By: /s/ TONY WONG
                                -------------------------
                            Name:  Tony Wong
                            Title:  Vice President



                            COOPERATIEVE CENTRALE RAIFFEISEN -
                            BOERENLEENBANK B.A. "Rabobank International", New York Branch, as a Financial Institution


                            By: /s/ WING NG
                                -------------------------
                            Name:  Wing Ng
                            Title:  Executive Director


                            By: /s/ BRETT DELFINO
                                -------------------------
                            Name:  Brett Delfino
                            Title:  Executive Director

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                            BLUE RIDGE ASSET FUNDING CORPORATION,
                            as a Company


                            By:    Wachovia Capital Markets, LLC
                            Its:   Attorney-In-Fact


                            By: /s/ DOUGLAS R. WILSON SR.
                                -------------------------
                            Name:   Douglas R. Wilson Sr.
                            Title:  Vice President



                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as a Financial Institution


                            By: /s/ RODNEY SANDERS
                                -------------------------
                            Name: Rodney Sanders
                            Title: Director

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                            CREDIT AGRICOLE INDOSUEZ,
                            as a Financial Institution


                            By: /s/ ERIC ROBISON
                                -------------------------
                            Name:  Eric Robison
                            Title: Vice President


                            By: /s/ ALAN SCHMELZER
                                -------------------------
                            Name:  Alan Schmelzer
                            Title: Vice President

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                            ALTA-DENA CERTIFIED DAIRY, INC., as a Servicer BARBER MILK, INC., as a Servicer
                            BERKELEY FARMS, INC., as a Servicer
                            BROUGHTON FOODS, LLC, as a Servicer
                            COUNTRY DELITE FARMS, LLC, as a Servicer
                            COUNTRY FRESH, LLC, as a Servicer
                            CREAMLAND DAIRIES, INC., as a Servicer
                            DAIRY FRESH, LLC, as a Servicer
                            DEAN DAIRY PRODUCTS COMPANY, as a Servicer
                            DEAN FOODS COMPANY OF CALIFORNIA, INC., as a
                                Servicer
                            DEAN FOODS COMPANY OF INDIANA, INC., as a Servicer DEAN FOODS NORTH CENTRAL, INC., as a Servicer
                            DEAN MILK COMPANY, INC., as a Servicer
                            DEAN NORTHEAST, LLC (f/k/a SUIZA GTL, LLC), as a
                                Servicer
                            DEAN SOCAL, LLC, as a Servicer
                            DEAN SPECIALTY FOODS GROUP, LLC, as a Servicer GANDY'S DAIRIES, INC., as a Servicer
                            LAND-O-SUN DAIRIES, LLC, as a Servicer
                            LIBERTY DAIRY COMPANY, as a Servicer
                            LOUIS TRAUTH DAIRY, LLC, as a Servicer
                            MAYFIELD DAIRY FARMS, INC., as a Servicer
                            MCARTHUR DAIRY, INC., as a Servicer
                            MEADOW BROOK DAIRY COMPANY, as a Servicer
                            MIDWEST ICE CREAM COMPANY, as a Servicer
                            MODEL DAIRY, LLC, as a Servicer
                            MORNINGSTAR FOODS INC., as a Servicer
                            PURITY DAIRIES, INCORPORATED, as a Servicer
                            REITER DAIRY OF AKRON, INC., as a Servicer


                            By: /s/ CORY OLSON
                                -------------------------
                            Name:  Cory Olson
                            Title: Authorized Signatory of each of the above
                                   named Servicers

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                            ROBINSON DAIRY, LLC, as a Servicer
                            SCHENKEL'S ALL-STAR DAIRY, LLC, as a Servicer SHENANDOAH'S PRIDE, LLC, as a Servicer
                            SULPHUR SPRINGS CULTURED SPECIALTIES, LLC, as a
                                   Servicer
                            T. G. LEE FOODS, INC., as a Servicer
                            TUSCAN/LEHIGH DAIRIES, INC., as a Servicer
                            VERIFINE DAIRY PRODUCTS CORPORATION OF
                                   SHEBOYGAN, INC., as a Servicer


                            By: /s/ CORY OLSON
                                -------------------------
                            Name:  Cory Olson
                            Title: Authorized Signatory of each of the above
                                   named Servicers


                            SOUTHERN FOODS GROUP, L.P.,
                            as a Servicer

                            By:    SFG Management Limited Liability Company
                            Its:   General Partner


                            By: /s/ CORY OLSON
                                -------------------------
                            Name:  Cory Olson
                            Title: Authorized Signatory

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                    EXHIBIT I

                                   DEFINITIONS


         As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Additional Servicers" means each of GTL and Tuscan Dairies.

         "Administrative Seller" has the meaning set forth in Section 14.18.

         "Adverse Claim" means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

         "Affected Financial Institution" has the meaning specified in Section 12.1(c).

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Agent" has the meaning set forth in the preamble to this Agreement.

         "Aggregate Capital" means, on any date of determination, the aggregate amount of Capital of all Purchaser Interests outstanding on such date.

         "Aggregate Reduction" has the meaning specified in Section 1.3.

         "Aggregate Reserves" means, on any date of determination, the sum of the Loss Reserve, the Dilution Reserve, and the Yield and Servicer Reserve.

         "Aggregate Unpaids" means, at any time, an amount equal to the sum of all, Aggregate Capital and all other unpaid Obligations (whether due or accrued) at such time.


                                    Exh. I-1

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Agreement" means this Third Amended and Restated Receivables Purchase Agreement, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.

         "Agreement of General Partner" means that certain agreement dated as of June 30, 2000 between the Agent for the benefit of the Purchasers and Dairy Group Receivables GP, LLC (f/k/a Suiza Receivables GP, LLC), as general partner of Dairy Group.

         "Amortization Date" means the earliest to occur of (i) the day on which any of the conditions precedent set forth in Section 6.2 are not satisfied, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 9.1(d)(ii), (iii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event, and (iv) the date that is 15 Business Days after the Agent's receipt of written notice from the Administrative Seller that it wishes to terminate the facility evidenced by this Agreement.

         "Amortization Event" has the meaning specified in Article IX.

         "Applicable Percentage" means, as of any date of determination, the Applicable Percentage, under and as defined in the Dean Credit Agreement (as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement"), applicable to Revolving-1 Loans under and as defined in the Dean Credit Agreement (as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement"); provided, that, as of any date of determination that the Dean Credit Agreement is not in effect (whether by reason of termination or otherwise), the Applicable Percentage hereunder shall be the Applicable Percentage under and as defined in the Dean Credit Agreement as in effect immediately prior to such ineffectiveness (notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement") applicable to Revolving-1 Loans under and as defined in the Dean Credit Agreement as in effect immediately prior to such ineffectiveness (notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement").

         "Assignment Agreement" has the meaning set forth in Section 12.1(b).

         "Authorized Officer" means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer.

         "Bank One" means Bank One, NA (Main Office Chicago) in its individual capacity and its successors.


                                    Exh. I-2

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Bank One Company" means Falcon Asset Securitization Corporation, a Delaware Corporation, together with its successors and assigns.

         "Broken Funding Costs" means for any Purchaser Interest that: (i) has its Capital reduced (A) without compliance by the Administrative Seller with the notice requirements hereunder or (B) in the case of any Purchaser Interest of the CL Company or any Purchaser Interest of any Pool Company other than any Purchaser Interest funded substantially with Pooled Commercial Paper, on any date other than a Settlement Date hereunder or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned or funded pursuant to a Funding Agreement or otherwise transferred or terminated prior to the date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) the CP Costs or Yield (as applicable) that would have accrued during the remainder of the Tranche Periods or the tranche periods for Commercial Paper determined by the applicable Purchaser to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, the amount of CP Costs or Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received net of any costs of redeployment of funds during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to the Sellers the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.

         "Business Day" means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois or any other city specified in writing by a Purchaser to the Agent, each other Purchaser and the Administrative Seller, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

         "Capital" of any Purchaser Interest means, at any time, (A) the Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Agent or the applicable Purchaser that in each case are applied to reduce such Capital in accordance with the terms and conditions of this Agreement;


                                    Exh. I-3

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

         "Change of Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock or other equity interest of any Seller Party.

         "Charged-Off Receivable" means a Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) that has been written off a Seller's books as uncollectible,
(iv) that, consistent with the applicable Originator's or Morningstar's Credit and Collection Policy, would be written off a Seller's books as uncollectible,
(v) that has been identified by a Seller as uncollectible or (vi) as to which any payment, or part thereof, remains unpaid for 90 days or more from the original invoice date for such payment.

         "CL Company" means Atlantic Asset Securitization Corp., a Delaware corporation, together with its successors and assigns.

         "CLNY" means Credit Lyonnais, New York Branch, a French banking corporation duly licensed under the laws of the State of New York.

         "Collateral Agent" means Wachovia Bank, National Association (formerly known as First Union National Bank), in its capacity as administrative agent under the Dean Credit Agreement.

         "Collection Account" means each concentration account, depositary account, lock-box account or similar account in which any collections are collected or deposited and that is listed on Exhibit IV.

         "Collection Account Agreement" means each agreement substantially in the form of Exhibit VI, or such other form as may be acceptable to the Agent, among the applicable Originator, a Seller, Collection Bank and the Agent.

         "Collection Bank" means, at any time, any of the banks holding one or more Collection Accounts.


                                    Exh. I-4

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Collection Notice" means a notice, in substantially the form of Annex A to Exhibit VI, from the Agent to a Collection Bank or any similar or analogous notice from the Agent to a Collection Bank.

         "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

         "Commercial Paper" means promissory notes of any Company issued by such Company in the commercial paper market.

         "Commitment" means, for each Financial Institution, the commitment of such Financial Institution to purchase Purchaser Interests from the Sellers to the extent that the Company in such Financial Institution's Purchaser Group declines to purchase such Purchaser Interest, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution's name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof (including, without limitation, any termination of Commitments pursuant to Section 4.6 hereof) and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

         "Company" has the meaning set forth in the preamble to this Agreement.

         "Company Costs" means:

                  (i) for any Purchaser Interest purchased by the Bank One Company and funded substantially with Pooled Commercial Paper, for any day, the sum of (i) discount or yield accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of broken funding costs related to the prepayment of any purchaser interest of the Bank One Company pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if the Administrative Seller shall request any Incremental Purchase during any period of time determined by the Bank One Company (or by the Bank One Company's agent on its behalf) in its sole discretion to result in incrementally higher Company Costs with respect to the


                                    Exh. I-5

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Bank One Company applicable to such Incremental Purchase by the Bank One Company, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by the Bank One Company in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional Company Costs applicable only to such special pool and charged each day during such period against such Capital. Each Purchaser Interest funded substantially with Pooled Commercial Paper will accrue Company Costs with respect to the Bank One Company each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by the Bank One Company and funded substantially with Pooled Commercial Paper. For each Settlement Period, the Bank One Company shall calculate its aggregate Company Costs for such Settlement Period and report such Company Costs to the Administrative Seller pursuant to Section 3.3 of this Agreement;

                  (ii) for any Purchaser Interest purchased by any Pool Company other than any Purchaser Interest funded substantially with Pooled Commercial Paper, an amount equal to the Capital of such Purchaser Interest multiplied by a per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuance of Commercial Paper of such Pool Company that is allocated, in whole or in part, to fund such Pool Company's Pro Rata Share of Aggregate Capital (and which may also be allocated in part to the funding of other assets of such Pool Company); provided, however, that if any component of such rate is a discount rate, in calculating such rate for such Pool Company's Pro Rata Share of the Aggregate Capital for such date, the rate used to calculate such component of such rate shall be a rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, the "weighted average cost" shall consist of (x) the actual interest rate paid to purchasers of Commercial Paper issued by such Pool Company, (y) the costs associated with the issuance of such Commercial Paper (including dealer fees and commissions to placement agents), and (z) interest on other borrowing or funding sources by such Pool Company, including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market;

                  (iii) for any Purchaser Interest purchased by the CL Company, for any CP (Tranche) Accrual Period, an amount equal to the Capital of such Purchaser Interest multiplied by a rate per annum equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the discount rate (or rates) at which Commercial Paper of the CL Company having a term equal to such CP (Tranche) Accrual Period and to be issued to fund or to maintain such Purchaser Interest by the CL Company (including, without limitation, the related Capital and accrued and unpaid interest thereon) may be sold by any placement agent or commercial paper dealer selected by CLNY (or other agent of the CL Company) for the CL Company, as agreed between each such placement agent or dealer and CLNY (or



                                    Exh. I-6

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


such other agent); plus, (ii) the commissions and charges charged by such placement agent or dealer with respect to such Commercial Paper of the CL Company, expressed as a percentage of such face amount, converted to an interest-bearing equivalent rate per annum;

                  (iv) for any Purchaser Interest purchased by the Rabo Company and funded substantially with Pooled Commercial Paper, for any day, an amount equal to the Capital of such Purchaser Interest multiplied by a rate per annum equal to the weighted average of the per annum rates paid or payable by the Rabo Company from time to time as interest on Commercial Paper (by means of interest rate hedges or otherwise and taking into consideration any incremental carrying costs associated with Commercial Paper issued by the Rabo Company maturing on dates other than those certain dates on which the Rabo Company is to receive funds) in respect of Commercial Paper issued by the Rabo Company that are allocated, in whole or in part, by Rabobank (or other agent of the Rabo Company) on behalf of the Rabo Company to fund or maintain the Capital of the Rabo Company during such period, as determined by Rabobank (or other agent of the Rabo Company) on behalf of the Rabo Company, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such Commercial Paper, to the extent such commissions are reasonably allocated, in whole or in part, to such Commercial Paper by Rabobank (or other agent of the Rabo Company) on behalf of the Rabo Company and (ii) other borrowings by the Rabo Company, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided that if any component of such rate is a discount rate, in calculating the Company Costs, Rabobank (or other agent of the Rabo Company) shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. In addition to the foregoing costs, if the Administrative Seller shall request any Purchaser Interest during any period of time determined by the Rabo Company in its sole discretion to result in incrementally higher Company Costs with respect to the Rabo Company applicable to such Purchaser Interest, the Capital associated with any such Purchaser Interest shall, during such period, be deemed to be funded by the Rabo Company in a special pool (which may include capital associated with other receivable purchase or financing facilities) for purposes of determining such additional Company Costs applicable only to such special pool and charged each day during such period against such Capital. Each Purchaser Interest funded substantially with Pooled Commercial Paper will accrue Company Costs with respect to the Rabo Company each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by the Rabo Company and funded substantially with Pooled Commercial Paper. For each Settlement Period, the Rabo Company shall calculate its aggregate Company Costs for such Settlement Period and report such Company Costs to the Administrative Seller pursuant to Section 3.3 of this Agreement; and


                                    Exh. I-7

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (v) for any Purchaser Interest purchased by the Wachovia Company and funded substantially with Pooled Commercial Paper, for any day, the sum of (i) discount or yield accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of broken funding costs related to the prepayment of any purchaser interest of the Wachovia Company pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if the Administrative Seller shall request any Incremental Purchase during any period of time determined by the Wachovia Company (or by the Wachovia Company's agent on its behalf) in its sole discretion to result in incrementally higher Company Costs with respect to the Wachovia Company applicable to such Incremental Purchase by the Wachovia Company, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by the Wachovia Company in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such additional Company Costs applicable only to such special pool and charged each day during such period against such Capital. Each Purchaser Interest funded substantially with Pooled Commercial Paper will accrue Company Costs with respect to the Wachovia Company each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by the Wachovia Company and funded substantially with Pooled Commercial Paper. For each Settlement Period, the Wachovia Company shall calculate its aggregate Company Costs for such Settlement Period and report such Company Costs to the Administrative Seller pursuant to Section 3.3 of this Agreement.

         "Company Purchase Limit" means, for each Company, the purchase limit of such Company with respect to the purchase of Purchaser Interests from the Sellers, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Company's name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof (including Section 4.6(b)) and
(ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

         "Concentration Limit" means, at any time, (a) for any Obligor other than an Obligor for which a Special Concentration Limit has been designated, 3% of the aggregate Outstanding Balance of all Eligible Receivables, or (b) for Wal-Mart Stores, Inc., 15%, for Albertson's Inc., 7%, and for any other Obligor designated by Agent, such other percentage


                                    Exh. I-8

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

as Agent may designate (each of the foregoing, a "Special Concentration Limit"); provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that the Required Purchasers may, upon not less than five Business Days' notice to Seller, cancel any Special Concentration Limit.

         "Consent Notice" has the meaning set forth in Section 4.6(a).

         "Consent Period" has the meaning set forth in Section 4.6(a).

         "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

         "Contract" means, with respect to any Receivable, any and all written or oral agreements pursuant to which such Receivable arises or that evidences such Receivable.

         "Country Fresh" means Country Fresh, LLC, a Michigan limited liability company.

         "CP (Pool) Accrual Period" means, with respect to any Purchaser Interest held by any Pool Company and funded substantially with Pooled Commercial Paper, each calendar month, provided that the initial CP (Pool) Accrual Period hereunder with respect to the Rabo Company and the Wachovia Company and funded substantially with Pooled Commercial Paper means the period from (and including) the date hereof to (and including) November 30, 2003.

         "CP (Tranche) Accrual Period" means (i) with respect to any Purchaser Interest held by any Pool Company other than any Purchaser Interest funded substantially with Pooled Commercial Paper, a period of at least 1 day and not to exceed 90 days as selected by Seller pursuant to Section 3.4 and approved by the Agent; and (ii) with respect to any Purchaser Interest held by the CL Company, a period commencing on, and including, the date selected by CLNY (as agent for the CL Company), or the last day of the immediately preceding CP (Tranche) Accrual Period for such Purchaser Interest (whichever is latest) and ending on, but excluding, the date that falls such number of days (of at least one day and not to exceed 90 days) thereafter as CLNY (as agent for the CL Company) shall select (provided that not more than 10 CP (Tranche) Accrual Periods with respect to Purchaser Interests of the CL Company shall be in effect at any one time); provided, however, that (i)


                                    Exh. I-9

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

any CP (Tranche) Accrual Period (other than of one day) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (ii) in the case of CP (Tranche) Accrual Periods of one day, (A) the initial CP (Tranche) Accrual Period shall be the day of the related Incremental Purchase; and (B) any subsequently occurring CP (Tranche) Accrual Period that is one day shall, if the immediately preceding CP (Tranche) Accrual Period is more than one day, be the last day of such immediately preceding CP (Tranche) Accrual Period, and if the immediately preceding CP (Tranche) Accrual Period is one day, be the day next following such immediately preceding CP (Tranche) Accrual Period; and (iii) in the case of any CP (Tranche) Accrual Period that commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such CP (Tranche) Accrual Period shall end on the Amortization Date. The duration of each CP (Tranche) Accrual Period that commences after the Amortization Date shall be of such duration as selected by the applicable Company.

         "CP Costs" means, for each day, the aggregate discount or yield accrued with respect to the Purchaser Interests of each respective Company as determined in accordance with the definition of "Company Costs."

         "Credit Ag" means Credit Agricole Indosuez, a branch of a French banking corporation.

         "Credit and Collection Policy" means each Originator's and Morningstar's credit and collection policies and practices relating to Writings, Contracts and Receivables existing on the date hereof with respect to each New Entity and on the Original Closing Date with respect to Morningstar and each other Originator and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

         "Dean Credit Agreement" means that certain Credit Agreement, dated as of July 31, 2001, by and among Provider, certain Subsidiaries of Provider, the financial institutions party thereto as lenders, Bank One, NA, as syndication agent, Fleet National Bank, Harris Trust and Savings Bank and Suntrust Bank, as co-documentation agents, and Wachovia Bank, National Association (formerly known as First Union National Bank), as administrative agent, as amended by the First Amendment to Credit Agreement, dated as of December 19, 2001, as further amended by the Second Amendment to Credit Agreement, dated as of April 30, 2002, as further amended by the Third Amendment to Credit Agreement, dated as of December 13, 2002, and as further amended by the Fourth Amendment to Credit Agreement, dated as of August 29, 2003, but without giving effect to any further amendment or other modification thereof.

         "Dean Entity" means each of the entities listed on Schedule C to this Agreement.


                                   Exh. I-10

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Dean Financial Covenants" means the financial covenants set forth in
Section 5.9 of the Dean Credit Agreement.

         "Dean Receivables Sale Agreement" means the Dean Receivables Sale Agreement, dated as of May 15, 2002 and effective for all purposes as of March 31, 2002, by and among the Dean Entities and Dairy Group II, as amended by Amendment No. 1 thereto, dated as of November 20, 2003, and as the same may be further amended, restated, supplemented or otherwise modified from time to time.

         "Dean Specialty" means Dean Specialty Foods Group, LLC, a Delaware limited liability company.

         "Deemed Collections" means the aggregate of all amounts the Sellers shall have been deemed to have received as a Collection of a Receivable. The Sellers shall be deemed to have received a Collection of a Receivable at any time (i) to the extent that the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount, rebate or any adjustment or otherwise by any Seller (other than cash Collections on account of the Receivables and other than Receivables that, consistent with the applicable Originator's or Morningstar's Credit and Collection Policy, have been written off a Seller's books as uncollectible other than as a result of any of the other conditions or events set forth in this definition) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in Article V are no longer true with respect to such Receivable or
(iii) the failure of any Contract with respect to such Receivable to create a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon or (iv) the failure of any Writing to give rise to a valid and enforceable Receivable in the amount of the Outstanding Balance thereof.

         "Default Fee" means with respect to any amount due and payable by any Seller in respect of any Aggregate Unpaids, an amount equal to interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Prime Rate.

         "Default Ratio" means, as at the end of any calendar month, a percentage equal to (a) the sum of (i) the Outstanding Balance of all Receivables as to which any payment, or part thereof, remains unpaid for 90 days or more from the original invoice date for such payment plus (ii) the Outstanding Balance of all Receivables that were written off each Seller's books as uncollectible during such calendar month, divided by (b) the aggregate Outstanding Balance of all Receivables.



                                   Exh. I-11

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Defaulted Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for 90 days or more from the original invoice date for such payment.

         "Delinquency Ratio" means, for a calendar month, a percentage equal to
(a) the Outstanding Balance of all Delinquent Receivables as at the end of such calendar month divided by (b) the Outstanding Balance of all Receivables.

         "Delinquent Receivable" means a Receivable as to which any payment, or part thereof, remains unpaid for at least 60 days but not more than 90 days from the original invoice date for such payment.

         "Demand Notes" means each of (i) that certain promissory note, dated as of December 21, 2001, by Dean Foods Company (as successor-in-interest to Suiza Foods Corporation) in favor of Dairy Group, in the maximum principal sum of $21,325,653, as amended, renewed, supplemented or otherwise modified from time to time, (ii) that certain promissory note, dated as of May 15, 2002 and effective for all purposes as of March 31, 2002, by Dean Foods Company in favor of Dairy Group II, in the maximum principal sum of $13,181,876, as amended, renewed, supplemented or otherwise modified from time to time, and (iii) that certain promissory note, dated as of November 20, 2003, by Dean Foods Company in favor of Specialty Group, in the maximum principal sum of $3,000,000, as amended, renewed, supplemented or otherwise modified from time to time.

         "Dilution Ratio" means, as at the end of any calendar month, a percentage equal to (i) the aggregate amount of all Dilutions arising during such calendar month (other than Rebate/Billbacks) with respect to all Receivables divided by (ii) the aggregate amount of sales by all Originators for the calendar month ending two months prior to such calendar month.

         "Dilution Reserve" means an amount equal to the result of multiplying the Net Receivables Balance by the greater of (a) 0.10 and (b) the following:

                  ((2 X ED + ((DS-ED) X (DS/ED))) X DHR) + MRA

         where:

                  ED   =    the average of the Dilution Ratios for the
                            twelve most recently-ended calendar months.


                                   Exh. I-12

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  DS   =     the highest of the average Dilution Ratios
                             for any two-calendar-month period occurring during the twelve most recently-ended calendar months.

                  DHR  =     the result of dividing the aggregate
                             amount of all sales by all Originators
                             during the prior one and a half calendar months by the aggregate Outstanding Balance of all Eligible Receivables.

                  MRA  =     0.03 until such time as the Servicers
                             deliver a consolidating Monthly Report
                             pursuant to Section 8.5 in form and
                             substance satisfactory to the Agent, and thereafter, 0.00.

         "Dilutions" means, for each calendar month, the aggregate amount of reductions or cancellations described in clause (i) of the definition of "Deemed Collections" during such month (other than Rebate/Billbacks).

         "Discount Rate" means, the LIBO Rate or the Prime Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions.

         "Eligible Receivable" means, at any time, a Receivable:

                  (i) the Obligor of which (a) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof and has its chief executive office in the United States; (b) is not an Affiliate of any of the parties hereto; and (c) is not a federal or state government or a federal or state governmental subdivision or agency, except as permitted by clause (xxi) of this definition,

                  (ii) the Obligor of which is not a Top Twenty-Five Obligor or, in the case of any Receivable the Obligor of which is a Top Twenty-Five Obligor, is not the Obligor of Defaulted Receivables the aggregate Outstanding Balance of which constitutes more than 25% of the Outstanding Balance of all Receivables of such Obligor,

                  (iii) that is not a Charged-Off Receivable or a Delinquent Receivable,

                  (iv) that (a) by its terms is due and payable within 30 days of the original billing date therefor and has not had its payment terms extended or (b) that by its terms is due and payable within 90 days of the original billing date therefor and has not had its payment terms extended, the Outstanding Balance of which, when

                                   Exh. I-13

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         combined with all other Eligible Receivables that are due and payable within 90 days of the original billing date therefor, does not exceed an amount equal to 5% of the Outstanding Balance of all Receivables; provided, however, that in the case of the foregoing clauses (a) and
         (b), no such Receivable shall be considered an Eligible Receivable to the extent of the Outstanding Balance relating to any goods giving rise to such Receivable that are provided on a "bill and hold" basis (i.e., are billed but held or stored at a warehouse prior to shipment to the Obligor of such Receivable) for so long as such goods are so held are stored;

                  (v) that is an "account" or "chattel paper" within the meaning of the UCC of all applicable jurisdictions,

                  (vi) that is denominated and payable only in United States dollars in the United States,

                  (vii) that arises either (A) under a Contract that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms or (B) under a Writing to the extent that such Receivable is the legal, valid and binding obligation of the related Obligor,

                  (viii) that arises under a Writing or Contract that (A) does not require the Obligor under such Writing or Contract to consent to the transfer, sale or assignment of the rights and duties of the applicable Originator or Morningstar or any of its assignees under such Writing or Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Writing or Contract,

                  (ix) that arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator or Morningstar or pursuant to a Writing that evidences the amount to be paid,

                  (x) that, together with the Writing or Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Writing or Contract related thereto is in violation of any such law, rule or regulation,


                                   Exh. I-14

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (xi) that satisfies all applicable requirements of the applicable Credit and Collection Policy,

                  (xii) that was generated in the ordinary course of the applicable Originator's or Morningstar's business,

                  (xiii) that arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Originator or Morningstar, and not by any other Person (in whole or in part),

                  (xiv) as to which the Agent has not notified the Administrative Seller that the Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible Receivable, including, without limitation, because such Receivable arises under a Writing or Contract that is not acceptable to the Agent,

                  (xv) that is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or Morningstar or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator or Morningstar to cause such Originator or Morningstar to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Writing or Contract, or defective goods returned in accordance with the terms of the Writing or Contract); provided, however, that only that portion of such Receivable that is subject to any such right of rescission, set-off, counterclaim, other defense or Adverse Claim shall be considered to be ineligible pursuant to this clause (xv),

                  (xvi) that is not the subject of a Rebate/Billback; provided, however, that only that portion of such Receivable that is subject to such Rebate/Billback shall be considered to be ineligible pursuant to this clause (xvi),

                  (xvii) as to which the applicable Originators or Morningstar has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

                  (xviii) all right, title and interest to and in which has been validly transferred by the applicable Originators or Morningstar directly to a Seller under and in accordance with a Receivables Sale Agreement, and such Seller has good and marketable title thereto free and clear of any Adverse Claim,


                                   Exh. I-15

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                  (xix) that represents all or part of the sales price of merchandise, insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended,

                  (xx) the Obligor of which is a local municipality that, when the Outstanding Balance of which is aggregated with the Outstanding Balances of all other Eligible Receivables the Obligors of which are local municipalities, does not exceed 10% of the aggregate Outstanding Balance of all Eligible Receivables and

                  (xxi) the Obligor of which is a federal or state government or a federal or state governmental subdivision or agency that, when the Outstanding Balance of which is aggregated with the Outstanding Balances of all other Eligible Receivables the Obligors of which are federal or state governments or a federal or state governmental subdivisions or agencies, does not exceed 3.0% of the aggregate Outstanding Balance of all Eligible Receivables.

         "Effective Date" means November 20, 2003.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Extension Notice" has the meaning set forth in Section 4.6(a).

         "Facility Account" means Dairy Group's Account No. 2000013850892 at Wachovia Bank, National Association (formerly known as First Union National
Bank), ABA No. 053000219.

         "Facility Termination Date" means the earliest of (i) the Liquidity Termination Date and (ii) the Amortization Date.

         "Federal Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as amended and any successor statute thereto.

         "Fee Letter" means each of (i) that certain letter agreement dated as of November 20, 2003 among each Seller, the Bank One Company and Bank One, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, (ii) that certain letter agreement dated as of September 2, 2003 among each Seller, the CL Company and CLNY, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, (iii) that certain letter agreement dated as of November 20, 2003 among each Seller, the Rabo Company and Rabobank, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time and (iv) that certain


                                   Exh. I-16

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

letter agreement dated as of November 20, 2003 among each Seller, the Wachovia Company and Wachovia, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time.

         "Finance Charges" means, with respect to a Writing or Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Writing or Contract.

         "Financial Institutions" has the meaning set forth in the preamble in this Agreement.

         "Fleming Receivables" means a Receivable (i) the Obligor of which is Fleming Companies, Inc., an Oklahoma corporation, and (ii) which arose or was created prior to the date that Fleming Companies, Inc. took any action or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to Fleming Companies, Inc.).

         "Funding Agreement" means this Agreement and any agreement or instrument executed by any Funding Source with or for the benefit of a Company.

         "Funding Source" means with respect to any Company (i) such Company's Related Financial Institution(s) or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to such Company.

         "GAAP" means generally accepted accounting principles in effect in the United States of America as of the date of this Agreement.

         "GTL" means Dean Northeast, LLC (f/ka/ Suiza GTL, LLC), a Delaware limited liability company.

         "Immaterial Originator" means any Originator as to which the aggregate Outstanding Balance of all Receivables sold by such Originator to the applicable Seller under the applicable Receivables Sale Agreement as of any date of determination is less than 10% of the aggregate Outstanding Balance of all Receivables sold by all Originators party thereto to such Seller under such Receivables Sale Agreement as of such date.

         "Incremental Purchase" means a purchase of one or more Purchaser Interests that increases the total outstanding Aggregate Capital hereunder.

         "Initial Servicer" means each of Morningstar, Country Fresh, Land-O-Sun and Southern Foods.


                                   Exh. I-17

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations that are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and
(viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

         "Independent Manager" means a manager of the limited liability company that is the general partner of any Seller who is not at such time, and has not been at any time during the preceding five (5) years, (A) a director, officer, employee or affiliate of either Seller, any Originator or Morningstar, or any of their respective Subsidiaries or Affiliates (other than an independent manager of a special purpose bankruptcy remote entity organized for the purpose of providing financing to either Seller through the securitization or other similar transfer, pledge or conveyance of accounts receivable), or (B) the beneficial owner (at the time of such Person's appointment as an Independent Manager or at any time thereafter while serving as an Independent Manager) of any of any partnership interest of either Seller, any Originator or Morningstar, or any of their respective Subsidiaries or Affiliates, having general voting rights.

         "Intercreditor Agreement" means the Second Amended and Restated Intercreditor Agreement, dated as of the date hereof, by and among the Agent and Wachovia Bank, National Association (formerly known as First Union National
Bank), as administrative agent under the Dean Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

         "Land-O-Sun" means Land-O-Sun Dairies, LLC, a Delaware limited liability company.

         "LIBO Rate" means the rate per annum equal to the sum of (i) (a) the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period, provided that, (i) if Reuters Screen FRBD is not available to the Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and (ii) if no such British Bankers' Association


                                   Exh. I-18

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Interest Settlement Rate is available to the Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate determined by the Agent to be the rate at which Bank One offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) that is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) the Applicable Percentage. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

         "Liquidity Termination Date" means November 18, 2004.

         "Local Originator" means each of Liberty Dairy Company, Mayfield Dairy Farms, Inc., McArthur Dairy, Inc., Purity Dairies, Incorporated, Reiter Dairy of Akron, Inc., T.G. Lee Foods, Inc., and Verifine Dairy Products Corporation of Sheboygan, Inc.

         "Lock-Box" means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and that is listed on Exhibit IV.

         "Loss Reserve" means the product of (a) the Net Receivables Balance and
(b) 0.09.

         "Loss Reserve Percentage" means, for any Purchaser Interest on any date, an amount equal to the greater of: (i) 2 times the Loss Ratio multiplied by the Loss Horizon Ratio and (ii) 0.09,

where:

         Loss Ratio                 =        As at the last day of any calendar
                                             month, the highest three month
                                             rolling average Aged Receivable
                                             Ratio in the most recent twelve
                                             months prior to such month.

         Aged Receivable Ratio      =        As at the last day of any calendar
                                             month, (x) the sum of the
                                             Outstanding Balance of all
                                             Delinquent Receivables as of such
                                             day, plus the Outstanding Balance
                                             of all Charged-Off Receivables
                                             (without


                                   Exh. I-19

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                             giving effect to clause (vi) of the
                                             definition of "Charged-Off
                                             Receivable") as of such day,
                                             divided by (y) the aggregate sales
                                             for the calendar month occurring
                                             two months immediately prior to
                                             such month.

         Loss Horizon Ratio         =        As at the last day of any calendar
                                             month, (x) the aggregate amount of
                                             sales of all of the Originators for
                                             the two calendar months ending
                                             immediately prior to such month,
                                             divided by (y) the aggregate
                                             Outstanding Balance of all Eligible
                                             Receivables as of such day.

         "Material Adverse Effect" means a material adverse effect on (i) the financial condition or operations of any Seller Party and its Subsidiaries taken as a whole, (ii) the ability of any Seller Party to perform its obligations under this Agreement or Provider to perform its obligations under any Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

         "Monthly Report" means a report, in substantially the form of Exhibit X hereto (appropriately completed), furnished by the Servicers to the Agent pursuant to Section 8.5.

         "Morningstar" means Morningstar Foods Inc., a Delaware corporation.

         "MRC" means Morningstar Receivables Corp., a Delaware corporation.

         "Net Receivables Balance" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor.

         "New Entity" means each of the entities listed on Schedule G to this Agreement.

         "Non-Renewing Financial Institution" has the meaning set forth in
Section 4.6(a).

         "Obligations" shall have the meaning set forth in Section 2.1.


                                   Exh. I-20

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Obligor" means a Person obligated to make payments pursuant to a Writing or Contract.

         "Original Agreement" has the meaning set forth in the Preliminary Statements to this Agreement.

         "Original Closing Date" means December 21, 2001.

         "Originator" means each of the entities listed on Schedule D hereto, in their respective capacities as sellers under the Receivables Sale Agreements.

         "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

         "Participant" has the meaning set forth in Section 12.2.

         "Performance Undertaking" means each of (i) that certain Second Amended and Restated Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Dairy Group, (ii) that certain Amended and Restated Dean Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Dairy Group II, and (iii) that certain Specialty Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Specialty, each substantially in the form of Exhibit XI and as each may be further amended, restated or otherwise modified from time to time.

         "Periodic Report" means each Monthly Report and Weekly Report.

         "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Pool Company" means the Bank One Company, the Rabo Company and the Wachovia Company.

         "Pooled Commercial Paper" means Commercial Paper notes of any Pool Company subject to any particular pooling arrangement by such Pool Company, but excluding Commercial Paper issued by such Pool Company for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by such Pool Company.

         "Potential Amortization Event" means an event that, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.



                                   Exh. I-21

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


         "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

         "Proposed Reduction Date" has the meaning set forth in Section 1.3.

         "Pro Rata Share" means, (a) for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by
(ii) the aggregate amount of all Commitments of all Financial Institutions in such Financial Institution's Purchaser Group, adjusted as necessary to give effect to the application of the terms of Section 4.6 and (b) for each Company, a percentage equal to (i) the Company Purchase Limit of such Company, divided by
(ii) the aggregate amount of all Company Purchase Limits of all Companies hereunder.

         "Provider" means Dean Foods Company, a Delaware corporation, together with its successors and assigns.

         "Purchase Limit" means $500,000,000, as such amount may be modified in accordance with the terms of Section 4.6(b).

         "Purchase Notice" has the meaning set forth in Section 1.2.

         "Purchase Price" means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to the applicable Seller for such Purchaser Interest that shall not exceed the least of (i) the amount requested by the Administrative Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date and (iii) the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase.

         "Purchaser Group" means with respect to (i) each Company, a group consisting of such Company and its Related Financial Institutions and (ii) each Financial Institution, a group consisting of such Financial Institution, the Company for which such Financial Institution is a Related Financial Institution and each other Financial Institution that is a Related Financial Institution for such Company.

         "Purchasers" means each Company and each Financial Institution.

         "Purchaser Interest" means, at any time, an undivided percentage ownership interest (computed as set forth below) associated with a designated amount of Capital, selected


                                   Exh. I-22

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

pursuant to the terms and conditions hereof in (i) each Receivable arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to each such Receivable, and
(iii) all Collections with respect to, and other proceeds of, each such Receivable. Each such undivided percentage interest shall equal:

                                        C
                                 ---------------
                                    NRB - AR

where:

         C        =        the Capital of such Purchaser Interest.

         AR       =        the Aggregate Reserves.

         NRB      =        the Net Receivables Balance.


Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until the Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the business day immediately preceding the Amortization Date shall remain constant at all times thereafter.

         "Purchasing Financial Institution" has the meaning set forth in Section 12.1(b).

         "Rabo Company" means Nieuw Amsterdam Receivables Corporation, a Delaware corporation, together with its successors and assigns.

         "Rabobank" means Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A. "Rabobank International", New York Branch, a Netherlands banking cooperative duly licensed under the laws of the State of New York.

         "Rating Agency" means, collectively, the nationally recognized rating agency or agencies chosen by each of the Rabo Company the CL Company to rate its respective Commercial Paper notes at any time, including, as of the date hereof, Moody's Investors Service, Inc., Fitch Ratings and Standard and Poor's Ratings Group.


                                   Exh. I-23

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Rebate/Billback" means, with respect to any Receivable, any incentives provided to the Obligor thereof related to volume rebates or price incentives, the dollar amount of which is known at the time of invoice of such Receivable.

         "Receivable" means all indebtedness and other obligations owed to the applicable Originator or Morningstar (at the time it arises, and before giving effect to any transfer or conveyance under the Transfer Agreement, any Receivables Sale Agreement or hereunder) or owed to any Seller (after giving effect to any transfer or conveyance under the Transfer Agreement, any Receivables Sale Agreement or hereunder) or in which any Seller or such Originator or Morningstar has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator or Morningstar, as applicable, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or any Seller treats such indebtedness, rights or obligations as a separate payment obligation.

         "Receivables Sale Agreement" means each of the Suiza Receivables Sale Agreement, the Dean Receivables Sale Agreement and the Specialty Receivables Sale Agreement.

         "Records" means, with respect to any Receivable, all Writings or Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

         "Reduction Notice" has the meaning set forth in Section 1.3.

         "Regulatory Change" has the meaning set forth in Section 10.2(a).

         "Reinvestment" has the meaning set forth in Section 2.2.

         "Related Financial Institution" means with respect to each Company, each Financial Institution set forth opposite such Company's name in Schedule A to this Agreement and/or, in the case of an assignment pursuant to Section 12.1, set forth in the applicable Assignment Agreement.


                                   Exh. I-24

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Related Security" means, with respect to any Receivable:

                           (i) all security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Writing or Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                           (ii) all guaranties, letters of credit, insurance, "supporting obligations" (within the meaning of Section 9-102(a) of the UCC of all applicable jurisdictions) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Writing or Contract related to such Receivable or otherwise,

                           (iii) all service contracts and other contracts and agreements associated with such Receivable,

                           (iv) all Records related to such Receivable,

                           (v) all of the applicable Seller's right, title and interest in, to and under the Receivables Sale Agreement to which it is a party and the Transfer Agreement in respect of such Receivable and all of the applicable Seller's right, title and interest in, to and under the applicable Performance Undertaking,

                           (vi) all of the applicable Seller's right, title and interest in, to and under each Demand Note, and

                           (vii) all proceeds of any of the foregoing.

         "Required Notice Period" means the number of days required notice set forth below applicable to the Aggregate Reduction indicated below:

               Aggregate Reduction                   Required Notice Period
               -------------------                   ----------------------
               < or = $100,000,000                    two Business Days
               > $100,000,000 to $250,000,000         five Business Days
               > or = $250,000,000                    ten Business Days

         "Required Purchasers" means, at any time, collectively, the Financial Institutions with Commitments in excess of 66-2/3% of the aggregate Commitments and the Companies


                                   Exh. I-25

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

with Company Purchase Limits in excess of 66-2/3% of the aggregate amount of all Company Purchase Limits of all Companies hereunder.

         "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock or other equity interest of any Seller now or hereafter outstanding, except a dividend or distribution payable solely in shares of that class of stock or equity interest or in any junior class of stock or other junior equity interest of such Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock or other equity interest of any Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreements), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock or other equity interest of any Seller now or hereafter outstanding, and (v) any payment of management fees by any Seller (except for reasonable management fees to the Originators or their respective Affiliates in reimbursement of actual management services performed).

         "Seller" has the meaning set forth in the preamble to this Agreement.

         "Seller Parties" has the meaning set forth in the preamble to this Agreement.

         "Servicer" means at any time any Person or Persons (which may be the Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

         "Servicing Fee" has the meaning set forth in Section 8.6.

         "Settlement Date" means (A) the 5th Business Day of each month, (B) the last day of the relevant CP (Tranche) Accrual Period in respect of each Purchaser Interest held by the any Pool Company (other than any Purchaser Interest funded substantially with Pooled Commercial Paper) and in respect of each Purchaser Interest held by the CL Company and (C) the last day of the relevant Tranche Period in respect of each Purchaser Interest of the Financial Institutions.

         "Settlement Period" means (A) in respect of each Purchaser Interest of each Pool Company that is funded substantially with Pooled Commercial Paper, the immediately preceding CP (Pool) Accrual Period, (B) in respect of each other Purchaser Interest of any Pool Company and each Purchaser Interest of the CL Company, the entire CP (Tranche)


                                   Exh. I-26

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

Accrual Period of such Purchaser Interest and (C) in respect of each Purchaser Interest of the Financial Institutions, the entire Tranche Period of such Purchaser Interest.

         "Southern Foods" means Southern Foods Group, L.P., a Delaware limited partnership.

         "Specialty Receivables Sale Agreement" means the Specialty Receivables Sale Agreement, dated as of November 20, 2003, by and among Dean Specialty and Specialty Group, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         "Suiza Originator" means each of MRC, Southern Foods, Country Fresh, GTL, Land-O-Sun and Tuscan Dairies.

         "Suiza Receivables Sale Agreement" means that certain Amended and Restated Receivables Sale Agreement, dated as of December 21, 2001, among the Suiza Originators and Dairy Group, as amended by Amendment No. 1 thereto, dated as of May 15, 2002 and effective for all purposes as of March 31, 2002, and by Amendment No. 2 thereto, dated as of November 20, 2003, as the same may be further amended, restated, supplemented or otherwise modified from time to time.

         "Terminating Commitment Amount" means, with respect to any Terminating Financial Institution, an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.6(a)) of such Terminating Financial Institution, minus, an amount equal to 2% of such Commitment.

         "Terminating Commitment Availability" means, with respect to any Terminating Financial Institution, the positive difference (if any) between (a) an amount equal to the Commitment (without giving effect to clause (iii) of the proviso to the penultimate sentence of Section 4.6(a)) of such Terminating Financial Institution, minus, an amount equal to 2% of such Commitment minus (b) the Capital of the Purchaser Interests funded by such Terminating Financial Institution.


                                   Exh. I-27

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Termination Date" means, with respect to a Terminating Financial Institution and, if applicable, each Company in such Terminating Financial Institution's Purchaser Group, the date on which such Terminating Financial Institution became a Non-Renewing Financial Institution or, in the case of
Section 9.2, the date such Financial Institution terminates its Commitment in accordance therewith.

         "Termination Percentage" has the meaning set forth in Section 2.2.

         "Terminating CP Tranche" has the meaning set forth in Section 3.4(b).

         "Terminating Financial Institution" has the meaning set forth in
Section 4.6(a).

         "Terminating Tranche" has the meaning set forth in Section 4.3(b).

         "Top Twenty-Five Obligors" means, of all Obligors of Receivables, the twenty-five Obligors having the highest aggregate outstanding balances of all Receivables as of the immediately preceding November 20, provided that until the first occurrence of such date after the date hereof, the Top Twenty-Five Obligors shall be those Obligors listed on Schedule F.

         "Transfer Agreement" has the meaning set forth in the Suiza Receivables Sale Agreement.

         "Tranche Period" means, with respect to any Purchaser Interest held by a Financial Institution:

                  (a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the applicable Financial Institution and the Administrative Seller, commencing on a Business Day selected by the Administrative Seller or the applicable Financial Institution pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month that corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

                  (b) if Yield for such Purchaser Interest is calculated on the basis of the Prime Rate, a period commencing on a Business Day selected by the Administrative Seller and agreed to by the applicable Financial Institution, provided no such period shall exceed one month.


                                   Exh. I-28

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

If any Tranche Period would end on a day that is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest that commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period that commences after the Amortization Date shall be of such duration as selected by the applicable Financial Institution.

         "Transaction Documents" means, collectively, this Agreement, each Purchase Notice, each Receivables Sale Agreement, the Transfer Agreement, each Collection Account Agreement, each Performance Undertaking, the Intercreditor Agreement, the Fee Letters, the Agreement of General Partner, the Demand Notes, the Subordinated Notes (as defined in each Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith.

         "Tuscan Dairies" means Tuscan/Lehigh Dairies, Inc., a Delaware corporation.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         "Wachovia Company" means Blue Ridge Asset Funding Corporation, a Delaware corporation, together with its successors and assigns.

         "Wachovia" means Wachovia Bank, National Association, a national banking corporation.

         "Weekly Report" has the meaning set forth in Section 8.5.

         "White Wave" has the meaning set forth in Section 7.2(d).

         "Writing" means, with respect to any Receivable, any and all instruments, invoices, purchase orders or other writings (which may be electronic) (other than Contracts) pursuant to which such Receivable arises or that evidences such Receivable.

         "Yield" means for each respective Tranche Period relating to Purchaser Interests of the Financial Institutions, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis.


                                   Exh. I-29

                                                      THIRD AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

         "Yield and Servicer Reserve" means, on any date, an amount equal to 2.5% of the Net Receivables Balance as of the close of business of the Servicers on such date.

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.



                                   Exh. I-30